                                                                   Exhibit 10.40

                                KROLL ASSOCIATES

                               401(k) SAVINGS PLAN



































                                                            Amended and restated

                                                       Effective January 1, 1994

         WHEREAS, Kroll Associates, Inc. (the "Company") has adopted and maintained the Kroll Associates 401(k) Savings Plan ("Plan");
and

         WHEREAS, the Plan is intended to qualify as a Profit Sharing Plan under
Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code"), and includes a cash or deferred arrangement described in Section 401(k) of the Code;

         WHEREAS, the Company wishes to amend and restate the Plan to comply with various legislation subsequent to the Tax Reform Act of 1986, and to make certain other changes; and

         WHEREAS, the Company may amend the Plan in accordance with Section
15.03.

         NOW, THEREFORE, the Plan shall be amended and restated effective January 1, 1994, except for the provisions of Section 12.11 which shall be effective January 1, 1993.


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                                TABLE OF CONTENTS

Section                               Title
-------                               -----

                                   ARTICLE ONE

                                   DEFINITIONS
                                   -----------

1.01              Accounts
1.02              Administrative Committee
1.03              Beneficiary
1.04              Code
1.05              Company
1.06              Company Matching Account
1.07              Company Profit Sharing Account
1.08              Company Special Account
1.09              Compensation
1.10              Elective Contribution Account
1.11              Eligible Spouse
1.12              Employee
1.13              Employer
1.14              Entry Date
1.15              ERISA
1.16              ERISA Affiliate
1.17              Hour of Service
1.18              Investment Manager
1.19              Limitation Year
1.20              Normal Retirement Date
1.21              One-Year Break in Service
1.22              Participant
1.23              Plan
1.24              Plan Year
1.25              Rollover Account
1.26              Termination of Employment
1.27              Total and Permanent Disability
1.28              Trust
1.29              Trust Fund or Fund
1.30              Trustee or Trustees
1.31              Valuation Date
1.32              Voluntary Contribution Account
1.33              Year of Service


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                                TABLE OF CONTENTS

Section                              Title
-------                              -----

                                   ARTICLE TWO

                                   DEFINITIONS
                                   -----------

                            Participation and Service
                            -------------------------

2.01              Participation
2.02              Transfers and Automatic Suspension
                   of Participation
2.03              Re-employment
2.04              Special Rules

                                  ARTICLE THREE

                         Salary Reduction Contributions
                         ------------------------------

3.01              Salary Reduction Contributions
3.02              Allocation
3.03              Salary Reduction Agreements
3.04              Amendment and Revocation of Salary
                  Reduction Agreement
3.05              Deferral Percentage Test of Section 401(k)
3.06              Arrangement Not Disqualified if Excess Contributions
                   Distributed or Re-characterized
3.07              Special Rules for Family Members
3.08              Special Definitions


                                  ARTICLE FOUR

                                  Contributions
                                  -------------

4.01              Employer Contributions
4.02              Employer Contributions Irrevocable
4.03              Rollover Contributions
4.04              Contribution Percentage Test of Section 401(m)
4.05              Special Distribution Rule
4.06              Special Rules For Family Members
4.07              Special Definitions


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                                TABLE OF CONTENTS

Section                              Title
-------                              -----

                                  ARTICLE FIVE

                      Allocation to Participants' Accounts
                      ------------------------------------

5.01              Method of Allocating Contributions
5.02              Limitation on Annual Additions
5.03              Multiple Plan Reduction
5.04              Cessation of Participant Status


                                   ARTICLE SIX

                            Investment of Plan Assets
                            -------------------------

6.01              Funding Policy
6.02              Investment of Trust Fund


                                  ARTICLE SEVEN

                             Participant's Accounts
                             ----------------------

7.01              Separate Accounts
7.02              Allocation
7.03              Valuation


                                  ARTICLE EIGHT

                                 Administration
                                 --------------

8.01              Appointment of the Committee
8.02              Responsibility for Administration of the Plan
8.03              Responsibility for Administration of the Trust Fund
8.04              Delegation of Powers
8.05              Records
8.06              General Administrative Powers
8.07              Appointment of Professional Assistants and Investment
                   Manager
8.08              Actions by the Committee


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                                TABLE OF CONTENTS

Section                          Title
-------                          -----

8.09              Directives of the Committee
8.10              Discretionary Acts
8.11              Responsibility of Fiduciaries
8.12              Indemnity by Company
8.13              Payment of Fees and Expenses
8.14              Plan Administrator
8.15              Allocation and Delegation of Committee Responsibilities
8.16              Appointment of Trustees


                                  ARTICLE NINE

                          Retirement and Death Benefits
                          -----------------------------

9.01              Retirement Benefits
9.02              Death Benefits


                                   ARTICLE TEN

                               Disability Benefits
                               -------------------

10.01             Disability Benefits
10.02             Determination of Disability


                                 ARTICLE ELEVEN

                              Termination Benefits
                              --------------------

11.01             Vested Benefits
11.02             Non-Includible Service
11.03             Forfeitures
11.04             Distribution and Re-Employment Before a Break in
                   Service

                                TABLE OF CONTENTS

Section                               Title
-------                               -----

                                 ARTICLE TWELVE

                              Payment of Benefits
                              -------------------

12.01             Retirement Benefits
12.02 Distribution Upon Termination of Employment or Total and Permanent Disability
12.03             Methods of Payment of Benefits
12.04             Time of Payment
12.05             Required Beginning Date
12.06             Beneficiary Designation by Participant
12.07             Failure of Participant to Designate
12.08             Beneficiary's Rights
12.09             Unclaimed Account Procedure
12.10             Distribution of Accounts
12.11             Distributions on or after January 1, 1993 q


                                ARTICLE THIRTEEN

                                Claims Procedure
                                ----------------

13.01             Claims Procedure


                                ARTICLE FOURTEEN

                           Inalienability of Benefits
                           --------------------------

14.01             Inalienability of Benefits


                                 ARTICLE FIFTEEN

                             Permanency of the Plan
                             ----------------------

15.01             Right to Terminate Plan
15.02             Merger or Consolidation of Plan and Trust
15.03             Amendment of the Plan

                                TABLE OF CONTENTS

Section                               Title
-------                               -----

                                 ARTICLE SIXTEEN

                 Discontinuance of Contributions and Termination
                 -----------------------------------------------

16.01             Discontinuance of Contributions
16.02             Termination of Plan
16.03             Rights to Benefits Upon Termination of Plan or Complete
                   Discontinuance of Contributions


                                ARTICLE SEVENTEEN

                         Exclusive Benefit of Trust Fund
                         -------------------------------

17.01             Limitation Upon Reversions
17.02             Failure of Qualification of Plan


                                ARTICLE EIGHTEEN

                                 Applicable Law
                                 --------------

18.01             Applicable Law


                                ARTICLE NINETEEN

                                   Withdrawals
                                   -----------

19.01             Withdrawals
19.02             Hardship Withdrawals
19.03             Special Rules


                                 ARTICLE TWENTY

                                      Loans
                                      -----

20.01             Loans

                                TABLE OF CONTENTS

Section                               Title
-------                               -----

                               ARTICLE TWENTY-ONE

                              Top Heavy Provisions
                              --------------------

21.01             Special Definitions
21.02             Determination of Top Heavy Status
21.03             Top Heavy Plan Requirements
21.04             Minimum Allocations and Benefits
21.05             Multiple Plan Reduction for Top Heavy Plan Years
21.06             Minimum Vesting


                               ARTICLE TWENTY-TWO

                                  Miscellaneous
                                  -------------

22.01             Interpretation of the Plan and Trust
22.02             Gender and Number
22.03             Counterparts


                                   APPENDIX I

                           List of Adopting Employers

                                   ARTICLE ONE

                                   DEFINITIONS

         For the purposes of this Plan, the following words and phrases shall have the meanings indicated, unless a different meaning is plainly required by the context:

1.01. "Accounts" means a Participant's Company Matching Account, Company Profit Sharing Account, Company Special Account, Elective Contribution Account, Rollover Account and Voluntary Contribution Account. "Account Value" means the fair market value of each of the accounts determined in accordance with Article Seven as determined on any date which the assets therein are required to be valued.

1.02. "Administrative Committee" or "Committee" means the Committee appointed by the Board of Directors of the Company to administer the Plan in accordance with Article Eight.

1.03. "Beneficiary" means any person entitled to receive any amount payable under the Plan upon the death of a Participant.

1.04. "Code" means the Internal Revenue Code of 1986, as amended.

1.05. "Company" means Kroll Associates, Inc. and any predecessors or successors thereto.

1.06. "Company Matching Account" means the separate account maintained for each Participant reflecting Employer contributions allocated on behalf of such Participant in accordance with the provisions of Sections 5.01 a) of the Plan.

1.07. "Company Profit Sharing Account" means the separate account maintained for each Participant reflecting Employer contributions allocated on behalf of such Participant in accordance with the provisions of Sections 5.01 b) of the Plan.


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1.08. "Company Special Account" means the separate account maintained for each
Participant reflecting Employer contributions allocated on behalf of such Participant in accordance with the provisions of Sections 5.01 c) of the Plan.

1.09. "Compensation" means the aggregate renumeration for services paid by an Employer to an Employee, and shall be determined without giving effect to any salary reduction agreement entered into by the Employee under Section 3.03 of the Plan or under any Plan described in Section 125 of the Code that is maintained by the Company or an ERISA Affiliate. For purposes of Section 3.03 only, Compensation shall not include overtime pay, commissions, fees, severance pay, reimbursements, travel allowances or payments of a similar nature.

         In addition to other applicable limitations set forth in the Plan, and notwithstanding anything herein to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual Compensation limit. The OBRA '93 annual Compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost-of-living in accordance with section 401(a)(17) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA '93 annual Compensation limit will be multiplied by fraction, the numerator of which is the number of months in the determination period and the denominator of which is 12.

         For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under section 401(a)(17) of the Code shall mean the OBRA '93 annual Compensation limit as set forth above.

         If Compensation for any prior determination period is taken into account in determining an Employee's benefit accruing in the current Plan Year, the Compensation for


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

that prior determination period is subject to the OBRA '93 annual Compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before January 1, 1994, the OBRA '93 annual Compensation limit is $150,000.

         If a Participant is either the spouse or a lineal descendant under age nineteen (19) of another Participant who is (A) a five percent (5%) owner (within the meaning of Section 21.01 d) iii) of the Plan), or (B) a highly compensated employee who is among the ten (10) most highly compensated employees, then for purposes of determining such Participant's Compensation, such Participant shall not be considered a separate individual and any Compensation paid to such Participant shall be treated as paid to the five percent (5%) owner or highly compensated employee to whom such Participant is related as per the provisions of this paragraph. If the $200,000 limit of the preceding paragraph is exceeded by a family unit as described in this paragraph, then the Compensation of such family unit, as so limited by such preceding paragraph, shall be allocated among the referenced members of the family unit in proportion to their compensation as determined prior to the application of this and the preceding paragraph.

1.10. "Elective Contribution Account" means the separate account maintained for each Participant reflecting Employer contributions made on behalf of such Participant pursuant to Section 3.01 of the Plan.

1.11. "Eligible Spouse" shall mean a Participant's spouse if the Participant and such spouse had been legally married (as determined in accordance with the laws of the jurisdiction in which the Participant resides) throughout the one year period ending on the earlier of the date upon which payment of a Participant's benefit commences, whether by reason of retirement, disability or other termination of employment with the Employer, or the date of the Participant's death; provided, however, that if the Participant marries within one year before his benefit starting date and the Participant and his spouse in such marriage have been married for at least the one year period ending on or before the date of the Participant's

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

death, the Participant and his spouse shall be treated as having been married throughout the one year period ending on the Participant's benefit starting date.

1.12. "Employee" means any person who is employed by an Employer.

1.13. "Employer" means the Company, or any ERISA Affiliate that, with the consent of the Company, hereafter adopts the Plan.

1.14. "Entry Date" means January 1 or July 1.

1.15. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

1.16. "ERISA Affiliate" means any organization (whether or not incorporated) which, together with the Company, is a member of a controlled group of corporations, is under "common control" or is a member of an "affiliated service group" within the meaning of Sections 414(b), 414(c) and 414(m) of the Code, respectively.

1.17. "Hour of Service" means:

                  a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer. These hours shall be credited to the Employee for the computation period or periods in which duties are performed; and

                  b) Each hour for which an Employee is paid, or entitled to payment, by an Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. For purposes of this paragraph (b), a payment shall be deemed to be made by or due from an Employer regardless of whether such payment is made by or due from an Employer directly, or indirectly through, among others, a trust fund or insurer to which an Employer contributes or pays premiums, and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                  c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer. The same Hours of Service shall not be credited under both paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period or periods in which the award, agreement or payment is made. Crediting of Hours of in paragraph (b) above shall be subject to the limitations set forth in that paragraph.

                  d) No more than 501 hours of service shall be credited under paragraphs (b) and (c) for the non-performance of duties for any single continuous period (whether or not such period occurs in a single computation period). Hours of Service hereunder shall be calculated and credited pursuant to
Section 2530.200b-2(b) and (c) of the Department of Labor regulations which are incorporated herein by this reference. In crediting Hours of Service hereunder, each Employee for whom the Employer does not maintain hourly work records and who completes at least one Hour of Service (pursuant Service for back pay awarded or agreed to with respect to periods described to paragraphs (a), (b) or
(c) above) during any week shall be credited with 45 Hours of Service for such week. For each other Employee, Hours of Service shall be credited based on the number of hours actually worked. For the purposes of this Section 1.17, the term Employee shall include all persons employed by an Employer including employees covered by a collective bargaining agreement and the term Employer shall include all ERISA Affiliates whether or not they have adopted the Plan.

1.18. "Investment Manager" means any party that (i) is either (a) registered as an investment adviser under the Investment Advisers Act of 1940, or (b) a bank (as defined in the Investment Advisers Act of 1940), or (c) an insurance company qualified to manage, acquire and dispose of Plan assets under the laws of more than one state, (ii) acknowledges in writing that it is a fiduciary with respect to the Plan, and (iii) is granted the power to manage, acquire or dispose of any asset of the Plan pursuant to Section 8.06 of the Plan.

1.19. "Limitation Year" means the Plan Year.

1.20. "Normal Retirement Date" means the Participant's 65th birthday and fifth anniversary of commencement of participation in the Plan.

1.21. "One-Year Break in Service" occurs during an eligibility or vesting computation period in which an Employee has not completed more than 500 Hours of Service. Solely for the purpose of determining whether an Employee has incurred a OneYear Break in Service, Hours of Service shall be counted for a temporary leave of absence or a maternity or paternity absence.

         "Temporary leave of absence" means an unpaid temporary cessation from active employment pursuant to a temporary layoff, illness, disability, military service or leave of absence granted under a nondiscriminatory leave policy, whether occasioned by illness, military service, or any other reason.

         A "maternity or paternity absence" shall mean, an absence from work for any period reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. Hours of Service shall be credited for the Plan Year in which the absence from work begins only if credit therefor is necessary to prevent the Employee from incurring a Break in Service, or, in any other case, in the immediately following Plan Year. The Hours of Service credited for a maternity or paternity absence shall be those which would normally have been credited but for such absence, or, in any case in which the Trustee is unable to determine such hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a maternity or paternity absence shall not exceed 501.

1.22. "Participant" means an Employee who becomes eligible to participate in the Plan in accordance with the provisions of Article Two.

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

1.23. "Plan" means the Kroll Associates 401(k) Savings Plan asset forth in this document, and any amendments thereto.

1.24. "Plan Year" means the twelve (12) consecutive month period beginning on January 1 and ending on the following December 31.

1.25. "Rollover Account" means the separate account maintained for each Participant reflecting a Participant's Rollover contributions made under the provisions of Section 4.03 of this Plan.

1.26. "Termination of Employment" means termination of employment with an Employer, whether voluntarily or involuntarily, other than by reason of a Participant's retirement after attaining his Normal Retirement Date, sustaining Total and Permanent Disability, or his death.

1.27. "Total and Permanent Disability" means physical and/or mental incapacity of such a nature that it expected to prevent a Participant from engaging in or performing the principal duties of his customary employment or occupation on a continuing or sustained basis.

1.28. "Trust" means the entity created under the provisions of this Plan.

1.29. "Trust Fund" or "Fund" means all monies received by the Trustees from the Employer or Participants and held by them for investment purposes, adjusted for any income, gains, losses or expenses.

1.30. "Trustee" or "Trustees" means the person or persons named as Trustees in the Trust Agreement or any successor or additional Trustees appointed by the Company to administer the Trust.

1.31. "Valuation Date" means the last business day of December and any such additional date or dates as the Trustees, shall, from time to time, select.

1.32. "Voluntary Contribution Account" means the separate account maintained for each Participant reflecting any contributions re-characterized pursuant to
Section 3.06 of the Plan.

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


1.33. "Year of Service" means a twelve (12) consecutive month period during which an Employee is credited with at least one thousand (1,000) Hours of Service. For purposes of determining an Employee's eligibility for participation in the Plan and vesting, the initial twelve (12) consecutive month period shall
a) begin on the first day on which such Employee is credited with an Hour of Service (including (i) years prior to the effective date of this Plan, and (ii) years worked for an office of Kroll Associates, Inc. which is located outside the United States); and b) subsequent twelve (12) consecutive month periods shall begin on anniversaries thereof.

         Years of Service include (i) Years of Service prior to the effective date of the Plan, (ii) Years of Service worked for the Company or an ERISA Affiliate located outside the United States, and (iii) Years of Service credited under the special provisions of Appendix I of the Plan, if applicable.

         If prior to becoming a Participant, an Employee incurs a One-Year Break in Service and if his number of One-Year Breaks in Service exceeds the greater of the number of Years of Service he was credited with for eligibility purposes prior to such Breaks in Service, or five (5), then if he again becomes an Employee, his prior service shall be disregarded for eligibility purposes, and the initial completion period for determining his eligibility for participation following such One-Year Breaks in Service begin on the date such Employee first completes an Hour of Service following such One-Year Breaks in Service.

                                   ARTICLE TWO
                                   -----------

                            Participation and Service
                            -------------------------

2.01. PARTICIPATION. Any Employee shall become a Participant on the Entry Date coinciding with or next following his completion of six (6) continuous Months of Service and attainment of age 21. For purposes of this Section 2.01, a Month of Service is any month in which an Employee is credited with at least one Hour of Service.

         Notwithstanding the paragraph above, an Employee shall be eligible to participate in the Plan no later than the Entry Date coincident with or next following his completion of at least one Year of Service (as defined in Section 1.33) and attainment of age twenty-one (21).

2.02. TRANSFERS AND AUTOMATIC SUSPENSION OF PARTICIPATION. Each Employee who becomes a Participant and subsequently is transferred to employment with an ERISA Affiliate that has not adopted this Plan shall have his participation in the Plan suspended for as long as he continues to be an Employee of such ERISA Affiliate, subject to the following:

                  a) During any period of suspension, his Service shall accumulate as if employed by an Employer.

                  b) Except as provided in paragraph (c) below, the suspended Participant's eligibility for distributions pursuant to Article Eleven and his vested interest in his Accounts shall be determined when he ceases to be an employee of the Company and all ERISA Affiliates.

                  c) If a suspended Participant returns to employment as an Employee, he shall be eligible to recommence participation in the Plan immediately as of the date he returns to employment as an Employee.

2.03. RE-EMPLOYMENT. If an Employee who terminates service prior to becoming a Participant again becomes an Employee, then if his prior eligibility service is not disregarded under Section 1.33 and the Employee had previously completed one Year of Service for eligibility purposes he shall become a Participant in this Plan or his date of re-employment, or, if later, on the date he would have otherwise become a Participant had his employment not terminated.

         If such Employee had not previously completed at least one Year of Service for eligibility purposes, he shall become a Participant in this Plan in accordance with Section 2.01 taking into account his prior service for eligibility purposes.

         If a former Participant should again become an Employee then he shall reparticipate in the Plan immediately upon his rehire.

2.04. SPECIAL RULES. Notwithstanding the provisions of Sections 2.01, 2.02 or
2.03 above, an Employee shall not be eligible to participate in this Plan if (A) he is included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and one or more employers, if there is evidence that retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers, or he is an Employee who is a non-resident alien who receives no earned income (within the meaning of Section 911(d)(2) of the Code) which constitutes income from sources within the United States (within the meaning of Section 801(a)(3) of the Code), or (c) he is employed as an outside contractor.

         For purposes of this Section 2.04, in determining whether there is a collective bargaining agreement between employee representatives and one or more employers, the term "employee representative" shall not include any organization more than one-half of the members of which are employees who are owners, officers or executives of the employer.

                                  ARTICLE THREE
                                  -------------

                         Salary Reduction Contributions
                         ------------------------------

3.01. SALARY REDUCTION CONTRIBUTIONS. The Employer shall contribute to the Trust Fund on behalf of each Participant an amount equal to the total amount by which such Participant has agreed to have his Compensation reduced pursuant to salary reduction agreements entered into in accordance with the provisions of Section
3.03 a).

3.02. ALLOCATION. Amounts contributed in accordance with the provisions of
Section 3.01 by an Employer on behalf of a Participant shall be allocated to the Participant's Elective Contribution Account, which shall be fully vested at all times and not subject to forfeiture for any reason.

3.03. SALARY REDUCTION AGREEMENTS.

                  a) As of each Entry Date an Employee who is a Participant as of such Entry Date may elect, not later than thirty (30) days prior to such Entry Date, or within such other time period as the Administrative Committee, in their discretion determine, to enter into a written salary reduction agreement with his Employer. A salary reduction agreement shall remain in effect unless amended or revoked in accordance with Section 3.04.

                     The Administrative Committee may, in their discretion, establish alternative guidelines for a Participant to enter into a salary reduction agreement with his Employer.

                  b) The terms of any salary reduction agreement made pursuant to this Section 3.03 a) shall provide that the Participant agrees to accept a pre-tax reduction in his Compensation and the Employer agrees to contribute to the Plan on behalf of the Participant the amount by which the Employee's Compensation is so reduced. A salary reduction agreement shall be implemented by pay period payroll reductions.


                                     III-1

                     For the purposes of this Section 3.03 b), a Participant may not elect a salary reduction agreement through pay period payroll reductions of less than one percent (1%) or greater than fifteen percent (15%).

                  c) Notwithstanding any other provision of the Plan to the contrary, in no event may the amount of contributions (referred to herein as "deferrals") made by Employers on behalf of any one Participant in such a Participant's taxable year pursuant to Section 3.01 of the Plan (together with any other such deferrals made by an employer on behalf of such Participant which are taken into account under Section 402(g) of the Code for such taxable year) exceed $7,000, or such other amount that is permitted pursuant to regulations issued by the Secretary of the Treasury or his delegates pursuant to Section 402(g)(5) of the Code. If such deferrals exceed such amount for any one Participant in his taxable year then not later than the first March 1 following the close of such taxable year the Participant, by entering into a salary reduction agreement pursuant to Section 3.03 of the Plan, agrees that he shall locate the amount of such excess deferrals among the plans under which the deferrals were made and shall notify the Trustees in writing of the portion of such excess deferrals allocated to this Plan, and not later than the first April 15 following the close of such taxable year this Plan shall, without regard to any other provision of the Plan to the contrary, and without the need of the consent of the Participant or of his Eligible Spouse, distribute to the Participant the excess deferrals allocated to this Plan as aforesaid, and any income allocable to such excess deferrals. For purposes of this Section 3.03 c), a distribution of an excess deferral for a Participant's taxable year may be made during such taxable year only if

                     i) the Participant designates in writing that the distribution is an excess deferral;

                     ii) the distribution is made after the date on which the Plan received the excess deferral; and

                                     III-2

                     iii) the Plan designates the distribution as a distribution of an excess deferral.

                  For purposes of this Section 3.03 c), the income allocable to excess deferrals is equal to the sum of the allocable gain or loss for the taxable year of the Participant and the allocable gain or loss for the period between the end of the taxable year and the date of distribution. Income includes all earnings and appreciation, including such items as interest, dividends, rent, royalties, gains from the sale of property, appreciation in the value of stocks, bonds, annuity and life insurance contracts, and other property, without regard to whether or not such appreciation has been realized.

                  The income allocable to excess deferrals for the taxable year of the Participant is determined by multiplying the income for the taxable year of the Participant allocable to deferrals by a fraction. The numerator of the fraction is the amount of excess deferrals made by the Employee for the taxable year. The denominator of the fraction is the total account balance of the Participant attributable to deferrals as of the end of the taxable year, reduced by the gain allocable to such total amount for the taxable year and increased by the loss allocable to such total amount for the taxable year.

                     The income allocable to excess deferrals for the period between the end of the taxable year and the date of distribution may be calculated under the fractional method set forth in the preceding paragraph or, alternatively, under the safe harbor method. Under the fractional method, the income for the period between the end of the taxable year and the distribution date that is allocable to excess deferrals is multiplied by a fraction determined under the method described in the preceding paragraph. Under the safe harbor method, the allocable income for the period between the end of the taxable year and the distribution date is equal to 10 percent of the income allocable to excess deferrals for the taxable year (as calculated under the preceding paragraph) multiplied by the number of


                                     III-3
calendar months that have elapsed since the end of the taxable year. For purposes of determining the number of calendar months that have elapsed under the safe harbor method, a distribution occurring on or before the fifteenth day of the month will be treated as having been made on the last day of the preceding month, and a distribution occurring after such fifteenth day will be treated as having been made on the first day of the next subsequent month.

                     In the case of a corrective distribution of excess deferrals before the close of a Participant's taxable year, income allocable to elective deferrals from the beginning of the taxable year to the date on which the distribution is made shall be determined using the method described in the preceding paragraph.

                     The amount of excess deferrals that may be distributed under this Section 3.03 c) with respect to a Participant for a taxable year shall be reduced by any excess contributions previously distributed or re-characterized pursuant to Section 3.06 of the Plan with respect to such Participant for the Plan Year beginning with or within such taxable year.

                     In no case may a Participant receive a corrective distribution of an excess deferral for a taxable year under this Section 3.03 c) in an amount in excess of the total contributions made on behalf of such Participant by Employers pursuant to Section 3.01 of the Plan for the taxable year.

                     Any distribution of excess deferrals to a Participant under this Section 3.03 c) that is less than the entire amount of the Participant's excess deferrals (and income) for a taxable year is to be treated as a pro rata distribution of excess deferrals and income.

                  d) Excess deferrals (whether or not distributed pursuant to
Section 3.03) are to be taken into account for all purposes of the provisions of this Plan with the sole exception that excess deferrals for a Participant who is not a highly compensated employee are not to be taken into account in determining such Participant's actual deferral percentage under Section 3.08 of the Plan to the extent that such excess deferrals are made under this Plan or any other plan maintained by an Employer or an ERISA Affiliate.


                                     III-4

3.04. AMENDMENT AND REVOCATION OF THE SALARY REDUCTION AGREEMENT.

                  a) The Employer or the Administrative Committee may prospectively limit, reduce or revoke any salary reduction agreement, entered into by a Participant in accordance with the provisions of Section 3.03 a), for any of the following reasons:

                     i) To meet the deferral percentage tests of section 401(k) of the Code, as described in Section 3.05;

                     ii) To ensure that the maximum annual deferrals limit of
Section 3.03 are met.

                     iii) To ensure that the maximum annual benefit limitations of Article Five shall not be exceeded for any Participant.

                  Any and all actions taken by the Administrative Committee in accordance with this Section 3.04 a) shall be applied and performed in a non-discriminatory manner to comply with Sections 401(a), 401(k) and 415 of the Code.

                  b) A Participant may, subject to the procedures described below, prospectively amend or revoke his salary reduction agreement with his Employer by notifying the Administrative Committee in writing. An amendment of a salary reduction agreement shall be effective as of the first payroll period of the next calendar quarter following the receipt by the Administrative Committee of written notification of such amendment. A revocation of a salary reduction agreement shall be effective no later than the second payroll period which begins immediately after the receipt by the Administrative Committee of written notification of such revocation.

                  A Participant who has revoked a salary agreement may enter into a new salary reduction agreement as of the first day of any calendar quarter following the receipt by the Administrative Committee of written notification of such election.


                                     III-5

                  The Administrative Committee may establish alternate guidelines to limit the number of amendments or revocations to a salary reduction agreement that may be made by Participants in any one Plan Year.

3.05. DEFERRAL PERCENTAGE TEST OF SECTION 401(K).

                  a) Annual allocations made to Participants' Elective Contribution Accounts pursuant to Section 3.02, and to their Company Special Accounts pursuant to Section 5.01 c) shall satisfy one of the following tests for each Plan Year:

                     I) The actual deferral percentage for the highly compensated employees who are Participants shall not be more than the actual deferral percentage of all other employees who are Participants multiplied by 1.25, or

                     II) To the extent permitted by Reg. Paragraph 1.401 (m)-2 issued by the Secretary of the Treasury, the excess of the actual deferral percentage for the highly compensated employees who are Participants over the actual deferral percentage of all other employees who are Participants shall not be more than two (2) percentage points, and the actual deferral percentage for the highly compensated employees who are Participants shall not be more than the actual deferral percentage for all other Participants multiplied by two (2).

                  (b) If this Plan and any other plan or plans maintained by an Employer or an ERISA Affiliate which include a cash or deferred arrangement as defined in Section 401(k) of the Code are considered as one plan for purposes of
Section 401(a)(4) or Section 410(b) of the Code, then this Plan and such other plan (or plans) shall be treated as one Plan for purposes of this Section 3.05 of the Plan.


3.06. ARRANGEMENT NOT DISQUALIFIED IF EXCESS CONTRIBUTIONS DISTRIBUTED OR RECHARACTERIZED.

                  a) In General - The Plan shall not be treated as failing to meet the requirements of Section 3.05 of the Plan for any Plan Year if; after the close of such Plan


                                     III-6

Year, but within twelve (12) months of such Plan Year close, the amount of excess contributions for such Plan Year (and any income allocable to such contributions) is distributed to Participants who are highly compensated employees. Such distribution shall be permitted notwithstanding any other provision of this Plan to the contrary, and shall not require the consent of the Participant or of his Eligible Spouse.

                  The income allocable to excess contributions shall be equal to the sum of the allocable gain or loss for the Plan Year and the allocable gain or loss for the period between the end of the Plan Year and the date of distribution. Income includes all earnings and appreciation, including such items as interest, dividends, rent, royalties, gains from the sale of property, appreciation in the value of stock, bonds, annuity and life insurance contracts, and other property, without regard to whether such appreciation has been realized.

                  The income allocable to excess contributions for the Plan Year shall be determined by multiplying the income for the Plan Year allocable to amounts taken into amount in applying the tests of Section 3.05 by a fraction. The numerator of the fraction is the excess contributions by the Participant for the Plan Year. The denominator of the fraction is the total account balance of the Participant attributable to amounts taken into account in applying the tests of Section 3.05, determined at the end of the Plan Year, reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year.

                  The income allocable to excess contributions for the period between the end of the Plan Year and the date of a corrective distribution may be calculated under the fractional method set forth in the preceding paragraph, or, alternatively, under the safe harbor method. Under the fractional method, the income for the period between the end of the Plan Year and the last day of the month preceding the distribution date that is allocable to excess contributions is multiplied by a fraction determined under the method described in the preceding paragraph. Under the safe harbor method, the allocable income for the period

                                     III-7
between the end of the Plan Year and the distribution date is equal to 10 percent of the income allocable to excess contributions for the Plan Year (as determined under the preceding paragraph) multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of determining the number of calendar months that have elapsed under the safe harbor method, a distribution occurring on or before the fifteenth day of the month will be treated as having been made on the last day of the preceding month, and a distribution occurring after such fifteenth day will be treated as having been made on the first day of the next month.

                  A distribution of less than the entire amount of excess contributions (and income) for a Plan Year shall be treated as a pro rata distribution of excess contributions and income.

                  b) In lieu of distributing all or any portion of a Plan Years excess contributions to a Participant who is a highly compensated employee as may be otherwise required under Section 3.06 a) above, the Plan shall not be treated as failing to meet the requirements of Section 3.05 for a Plan Year if all or such portion, as the Administrative Committee decide, of the contributions made by an Employer on behalf of a Participant for the Plan Year pursuant to Section 3.01 of the Plan is, within two and one-half (2-1/2) months after the close of the Plan Year, recharacterized as an after-tax contribution for such Plan Year. The amount of a Participant's excess contribution that may be recharacterized for a Plan Year pursuant to this Section 3.06 b) may not exceed the contributions made by an Employer on behalf of the Participant for the Plan Year pursuant to Section 3.01 of the Plan. Any contribution made by an Employer for a Plan Year pursuant to Section 3.01 of the Plan on behalf of a Participant who is a highly compensated employee that is re-characterized pursuant to this Section 3.06 b) shall nonetheless continue to be treated as a contribution made by an Employer pursuant to Section 3.01 for all Plan purposes with the following exceptions:

                                     III-8

                     i) such re-characterized amount shall reduce the Participant's excess contributions so as to permit the Plan to meet the tests of
Section 3.05 of the Plan;

                     ii) for purposes of determining a Participant's actual contribution percentage pursuant to Section 4.08(a), a recharacterized amount for a Plan Year shall be treated as post-tax, voluntary contribution for the Plan Year that includes the later of (A) the earliest date any contribution made by an Employer pursuant to Section 3.01 of the Plan on behalf of the Participant with respect to such year would have been received by such Participant had he not entered into such a salary reduction agreement pursuant to Section 3.03 with respect to such contribution, or (B) the first day of the first Plan Year ending in 1988; and

                  c) Excess Contributions - For purposes of this Section 3.06, the term "excess contributions" means, with respect to any Plan Year, the excess of -

                     i) the aggregate amount allocated to Elective Contribution Accounts pursuant to Section 3.02 for Participants who are highly compensated employees for such Plan Year, over

                     ii) the maximum amount of such allocations permitted under
Section 3.05 of the Plan (determined by reducing allocations made on behalf of highly compensated employees who are Participants in order of the actual deferral percentages beginning with the highest of such percentages).

                  d) Any distribution or re-characterization of excess contributions for any Plan Year shall be made to highly compensated employees who are Participants on the basis of the respective portions of the excess contributions attributable to each of such Participants.

                  e) The amount of excess contributions to be re- characterized under Section 3.06 b) or distributed with respect to a Participant under Section
3.06 a) for a Plan Year shall be reduced by any excess deferrals previously distributed to such Participant pursuant to Section 3.03 c) for his taxable year ending with or within such Plan Year.


                                     III-9

3.07. SPECIAL RULES FOR FAMILY MEMBERS.

                  a) If a Participant who is a highly compensated employee is either a five-percent owner or one of the ten most highly compensated employees, so that family aggregation is required under Section 414(q)(6) of the Code, the combined actual deferral percentage for his family group (which is treated as one highly compensated employee) must be determined by combining all amounts taken into account under subparagraph i) or subparagraph ii), as the case may be of Section 3.08 of all eligible family group members.

                  b) Amounts that are taken into account under the family aggregation rule of Section 3.07 a) above are disregarded for purposes of determining the actual deferral percentage for the group of Participants who are not highly compensated employees.

                  c) If an individual is required to be aggregated as a member of more than one family group in the Plan, all individuals who are members of those family groups that include that individual shall be aggregated as one family group in accordance with Sections 3.07 a) and 3.07 b) above.

                  d) The determination and correction of excess contributions of a Participant who is a highly compensated employee and whose actual deferral percentage is determined under the family aggregation rules of Sections 3.07 a),
b) and c) above is accomplished by reducing the actual deferral percentage as required under subparagraph ii) of Section 3.06 c) and allocating the excess contributions for the family group among the family members in proportion to the amount allocated pursuant to Section 3.02 on behalf of each family group member who is included in determining such actual deferral percentage.


3.08. SPECIAL DEFINITIONS. For the purposes of this Article Three, the terms below shall be defined as follows:

                     a) "actual deferral percentage" for any group of Participants is the average of the percentages calculated separately for each such Participant, computed as follows:


                                     III-10

                     i) the numerator is the sum of the amounts, multiplied by 100, allocated to the Participant's Elective Contribution Account pursuant to
Section 3.02 (except to the extent that such amounts constitute excess deferrals for Participants who are not highly compensated employees), and to his Company Special Account pursuant to Section 5.01 c).

                     ii) the denominator is the amount equal to the Participant's Compensation (as defined in Section 5.02) for such Plan Year.

                     If any highly compensated employee is a Participant under another plan or plans that include cash or deferred arrangements (as defined by Section 401(k) of the Code) of the Employer or an ERISA Affiliate, then for purposes of determining the actual deferral percentage with respect to such Participant, the Plan and all such other plan or plans shall be treated as one plan.

                  b) For purposes of determining a Participant's actual deferral percentage for a Plan Year, an amount allocated to the Participant's Elective Contribution Account pursuant to Section 3.02 may be taken into account only if either:

                     i) The amount is allocated to the Participant's Elective Contribution Account as of a date within that Plan Year. For purposes of this rule, an amount is considered allocated as of a date within a Plan Year only if--

                        A) The allocation is not contingent upon the Participant's participation in the Plan or performance of services on any date subsequent to that date, and

                        B) The amount allocated is actually paid to the Trust no later than the end of the twelve-month period immediately following the Plan Year to which the contribution relates, OR

                     ii) The amount allocated is a contribution which relates to Compensation that either--

                        A) Would have been received by the Participant in the Plan Year but for his election to enter into a salary reduction agreement pursuant to Section 3.03, OR

                                     III-11

                        B) Is attributable to services performed by the Participant in the Plan Year and, but for his election to enter into a salary reduction agreement pursuant to Section 3.03, would have been received by the Participant within two and one-half months after the close of the Plan Year.

                     Further, for purposes of determining a Participant's actual deferral percentage for a Plan Year, an amount allocated to the Participant's Company Special Account pursuant to Section 5.01 c) may be taken into account only if it satisfies the requirements of subparagraph i) of this Section 3.08
b).

                  c) "highly compensated employee" is an employee who during the Plan Year or the preceding Plan Year satisfied one of the following criteria: He

                     i) is (was) a five percent owner
                     ii) earned more than $75,000
                     iii) earned more than $50,000 and was a member of the top paid group (top 20 percent)

                     iv) is (was) an officer with earnings greater than 50 percent of the defined benefit annual dollar limit under Section 415(b)(1)(A) of the Code as adjusted in accordance with regulations issued by the Secretary of the Treasury or his delegate pursuant to Section 415(d) of the Code.

                     The maximum number to be considered officers is the lesser of (i) 50 employees, or (ii) greater of 3 employees or 10% of all employees.

                     For purposes of the above, an employee is considered to meet one of the last three criteria for the current year only if the employee met such criteria for the preceding year or is one of the 100 highest paid employees for the current year.

                     The dollar amount referred to in subparagraph ii) and iii) above shall be adjusted in accordance with regulations issued by the Secretary of the Treasury or his delegate pursuant to Section 415(d) of the Code.

                                     III-12

                  For this purpose a former employee shall be treated as a highly compensated employee if

                     a) Such former employee was a highly compensated employee when he terminated employment, or

                     b) Such former employee was a highly compensated employee at any time after attaining age 55.

                  d) "family group" means, with respect to a Participant, such Participant's spouse and lineal ascendants or descendants, and the spouses of such lineal ascendants or descendants.


                                     III-13

                                  ARTICLE FOUR
                                  ------------

                                  Contributions
                                  -------------

4.01. EMPLOYER CONTRIBUTIONS.

                  a) MATCHING CONTRIBUTIONS. In addition to the contributions, if any, described in Section 3.01 of the Plan, for each Plan Year while this Plan is in effect, each Employer (or the Company on behalf of an Employer) may contribute to the Trust Fund an amount which shall be determined and allocated in accordance with Section 5.01 a).

                  b) PROFIT SHARING CONTRIBUTIONS. In addition to the contributions, if any, described in Section 3.01 and Section 4.01 a) of the Plan, for each Plan Year each Employer (or the Company on behalf of and Employer) may contribute to the Trust Fund an amount which shall be determined at the sole discretion of the Board of Directors of the Employer, and which shall be determined and allocated in accordance with Section 5.01 b).

                  c) SPECIAL CONTRIBUTIONS. In addition to the contributions, if any, described in Section 3.01 and Sections 4.01 a), and 4.01 b) of the Plan, for each Plan Year each Employer (or the Company on behalf of an Employer) may contribute to the Trust Fund an amount which shall be determined at the sole discretion of the Board of Directors of the Employer, and which shall be determined and allocated in accordance with Section 5.01 c).

                  d) TOP HEAVY CONTRIBUTIONS. In addition to the contributions, if any, described in Section 3.01 and Sections 4.01 a), b), and c) of the Plan, for a Plan Year an Employer (or the Company on behalf of an Employer) shall contribute to the Trust Fund with respect to each Non-Key Employee an amount that may be required as an Employer contribution on behalf of such Non-Key Employee pursuant to Article Twenty-One. Contributions made pursuant to this
Section 4.01 d) with respect to a Non-Key Employee shall be allocated in accordance with Section 5.01 d).

4.02. EMPLOYER CONTRIBUTIONS IRREVOCABLE. Except as otherwise provided in this
Section 4.02 or in Section 17.02, all contributions made by the Employer to the Fund shall be irrevocable. Contributions made by the Employer are hereby conditioned upon their deductibility under the Code for the taxable year of the Employer with respect to which such contribution is made without the need for explicit action by the Employer and, to the extent any deduction is disallowed for such taxable year, the amount of such disallowance shall be returned to the Employer within one (1) year after such disallowance. In the event a contribution is made by reason of a mistake of fact, so much of the contribution as is attributable to the mistake of fact shall be returned to the Employer within one (1) year after the payment of the contribution.

         If an Employer contribution is made to the Plan which does not initially qualify under Section 401(a) of the Code or any successor provision thereto, then the contribution shall be returned to the Employer within one (1) year after the date of denial of qualification of the Plan.

         The amount by which any contribution may be returned pursuant to this
Section 4.02 shall be reduced for any losses or expenses of the Trust Fund attributable thereto.

4.03. ROLLOVER CONTRIBUTIONS.

                  a) Participants shall not be required nor permitted to make voluntary post-tax contributions to the Plan; however, a Voluntary Contribution Account will be maintained for those contributions recharacterized pursuant to
Section 3.06 of the Plan.

                  b) In the sole discretion of the Trustees and subject to such terms and conditions as the Trustees may establish from time to time, an Employee may at any time make a rollover contribution to this Plan. Such Employee shall submit a written certification by the sponsor, administrator or other party maintaining the plan from which the rollover contribution is to be received, satisfactory to the Trustees, that the contribution qualifies as a rollover contribution. The Trustees shall be entitled to rely upon such certification.

                  c) A contribution shall qualify as a rollover contribution if it satisfies the requirements of a rollover amount with respect to this Plan as an Eligible Retirement Plan as defined in Section 402(a) of the Code.

                  d) A Participant's rollover contribution shall be allocated to a Rollover Account maintained on behalf of the Participant. A Participant shall at all times be fully vested in his Rollover Account.

                  e) A Participant's Rollover Account shall be distributed at the same time, to the same party and in the same manner as the Participant's Company Matching Account pursuant to Article XII.

4.04. CONTRIBUTION PERCENTAGE TEST OF SECTION 401(M).

                  a) Annual allocations, if any, made to Participants' Company Matching Accounts pursuant to Section 5.01 a) for a Plan Year together with any excess contributions that are recharacterized as post-tax, voluntary contributions for such Plan Year pursuant to Section 3.06 b) of the Plan in the aggregate shall satisfy one of the following tests for each Plan Year:

                     i) The actual contribution percentage for the highly compensated employees who are Participants shall not be more than the actual contribution percentage of all other employees who are Participants multiplied by 1.25, or

                     ii) To the extent permitted by Reg. Section 1.401(m)-2 by the Secretary of the Treasury, the excess of the actual contribution percentage for the highly compensated employees who are Participants over the actual contribution percentage of all other employees who are Participants shall not be more than two (2) percentage points, and the actual contribution percentage for the highly compensated employees shall not be more than the actual contribution percentage for all other Employees who are Participants multiplied by two (2).

                  b) If the provisions of Reg. Section 1.401(m)-2(b) apply so as to prevent the multiple use of the tests of Paragraph II of Section 3.05 and paragraph II of Section 4.04 a), the test of Reg. Section 1.401(m)-(b) shall apply, and the correction of a failure to satisfy such test shall be carried out in accordance with Reg. Section 1.401(m)-2(c).

                  c) If this Plan and any other plan or plans maintained by an Employee, or an ERISA Affiliate, which include matching contributions (as described in Reg. Section 1.401(m)- 1(f)(8) issued by the Secretary of the Treasury or his delegate) or employee after-tax contributions, are considered as one plan for purposes of Section 401(a)(4) or Section 410(b) of the Code, then this Plan and such other plan (or plans) shall be treated as one plan for purposes of this Section 4.04 of the Plan.

4.05. SPECIAL DISTRIBUTION RULE.

                  a) The Plan shall not be treated as failing to meet the requirements of Section 4.04 for any Plan Year if; after the close of the Plan Year in which such excess aggregate contributions arose and before the close of the following Plan Year, the amount of the excess aggregate contributions for such Plan Year (and any income allocable to such excess aggregate contributions) are designated by the Employer as a distribution of excess aggregate contributions (and income) and are distributed to Participants who are highly compensated employees to the extent non-forfeitable, and forfeited to the extent forfeitable, provided, however, that such method of distribution of excess aggregate contributions shall not discriminate in favor of highly compensated employees. Such distribution may be made notwithstanding any other provision of this Plan to the contrary and shall not require the consent of the Participant or of his Eligible Spouse.

                  For purposes of this Section 4.05 a), the income allocable to excess aggregate contributions is equal to the sum of the allocable gain or loss for the Plan Year and the allocable gain or loss for the period between the end of the Plan Year and the date of distribution. Income includes all earnings and appreciation, including such items as interest, dividends, rent, royalties, gains from the sale of property, appreciation in the value of stock, bonds, annuity and life insurance contracts, and other property, without regard to whether such appreciation has been realized.

                  The income allocable to excess aggregate contributions for the Plan Year is determined by multiplying the income for the Plan Year allocable to amounts taken into account in applying the tests of Section 4.04 a) by a fraction. The numerator of the fraction is the excess aggregate contributions by the Participant for the Plan Year. The denominator of the fraction is the total account balance of the Participant attributable to amounts taken into account in applying the tests of Section 4.04 a), determined at the end of the Plan Year, reduced by the gain allocable to such total amount for the Plan Year and increased by the loss allocable to such total amount for the Plan Year.

                  The income allocable to excess aggregate contributions for the period between the end of the Plan Year and the date of a corrective distribution may be calculated under the fractional method set forth in the preceding paragraph, or, alternatively, under the following safe harbor method. Under the fractional method, the income for the period between the end of the Plan Year and the last day of the month preceding the distribution date that is allocable to excess aggregate contributions is multiplied by a fraction determined under the method described in the preceding paragraph. Under the safe harbor method, the allocable income for the period between the end of the Plan Year and the distribution date is equal to 10 percent of the income allocable to excess aggregate contributions for the Plan Year (as determined under the preceding paragraph) multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of determining the number of calendar months that have elapsed under the safe harbor method, a distribution occurring on or before the fifteenth day of the month will be treated as having been made on the last day of the preceding month, and a distribution occurring after such fifteenth day will be treated as having been made on the first day of the next month.

                  The income allocable to excess aggregate contributions resulting from contributions re-characterized pursuant to Section 3.06 b) shall be determined and distributed as if such recharacterized contributions had been distributed as excess contributions.

                  A distribution of less than the entire amount of excess aggregate contributions (and income) for a Plan Year shall be treated as a pro rata distribution of excess aggregate contributions and income.

                  b) For purposes of Section 4.05 a), the term "excess aggregate contributions" means, with respect to any Plan Year, the excess of--

                     i) the aggregate amount re-characterized as post- tax, voluntary contributions pursuant to Section 3.06 b) for Participants who are highly compensated employees for such Plan Year, plus the aggregate amount allocated to the Participant's Company Matching Account pursuant to Section 5.01
a) for Participants who are Highly Compensated Employees for such Plan Year, over

                     ii) the maximum amount of such allocations permitted under the limitations of Section 4.04 a) (determined by reducing allocations made on behalf of highly compensated employees who are Participants in order of their actual contribution percentages beginning with the highest of such percentages).

                  c) Any distribution of the excess aggregate contributions for any Plan Year shall be made to highly compensated employees who are Participants on the basis of the respective portions of such amounts attributable to each of such employees. Any portion of such excess aggregate contributions that is forfeited pursuant to paragraph (a) above shall be treated in the same manner as forfeitures under Section 11.03, but may not be allocated so as to increase allocations to the Accounts of Participants who are highly compensated employees for the Plan Year during which such excess aggregate contribution arose.

                  d) The determination of the amount of excess aggregate contributions with respect to the Plan shall be made after--

                     i) first determining the excess deferrals (within the meaning of Section 3.03 c) of the Plan), and

                     ii) then determining the excess contributions under Section
3.06 of the Plan.

                  e) Excess aggregate contributions distributed or forfeited pursuant to this Section 4.05 shall nonetheless be taken into account for purposes of Section 5.02 and Section 5.03 of the Plan.

4.06. SPECIAL RULES FOR FAMILY MEMBERS.

                  a) If a Participant who is a highly compensated employee and who is either a five-percent owner or one of the ten most highly compensated employees, so that family aggregation is required under Section 414(q)(6) of the Code, the combined actual contribution percentage for the family group (which is treated as one highly compensated Employee) must be determined by combining all amounts taken into account under subparagraph (i) or subparagraph (ii), as the case may be, of Section 4.07 of all eligible family group members.

                  b) Amounts that are taken into account under the family aggregation rules of Section 4.06 a) above are disregarded for purposes of determining the actual contribution percentage for the group of Participants who are not highly compensated Employees.

                  c) If an individual is required to be aggregated as a member of more than one family group in the Plan, all individuals who are members of those family groups that include such individual are aggregated as one family group in accordance with Sections 4.06(a) and (b) above.

                  d) The determination and correction of excess aggregate contributions of a highly compensated employee who is a Participant and whose actual contribution percentage is determined under the family aggregation rules of Sections 4.06 a), b) and c) above is accomplished by reducing the actual contribution percentage as required under subparagraph

ii) of Section 4.05 b) and allocating the excess aggregate contributions for the family group among the family members in proportion to the amounts re-characterized as Voluntary Contributions and allocated to the Voluntary Contribution Account pursuant to Section 3.06 b) of the Plan on behalf of each family group member who is included in determining such actual contribution percentage.

4.07. SPECIAL DEFINITIONS. For the purposes of this Article Four, the terms below shall be defined as follows:

                  a) "actual contribution percentage" for any group of Participants shall be the average of the percentages calculated separately for each such employee, computed as follows;

                     i) the numerator is the sum of the amounts, multiplied by 100, allocated to a Participant's Company Matching Account pursuant to Section
5.01 a) for a Plan Year and amounts
re-characterized as post-tax, voluntary contributions for such Plan Year pursuant to Section 3.06 b) of the Plan,

                     ii) the denominator is the amount equal to the Participant's Compensation (as defined in Section 5.02) for such Plan Year.

                     If any highly compensated employee is a Participant under another plan or plans maintained by an Employer or any ERISA Affiliate that permit matching contributions (as defined in Reg. Section 1.401(m)-1(f)(8) issued by the Secretary of the Treasury or his delegate) or employee after-tax contributions, then for purposes of determining the actual contribution percentage with respect to such Participant, this Plan and all such plans shall be treated as a single plan.

                     For purposes of determining a Participant's actual contribution percentage, (A) a Participant's Voluntary Contribution shall be taken into account for the Plan Year in which such amounts are contributed to the Trust re-characterized pursuant to Section 3.06 b) and (B) an amount allocated to a Participant's Company Matching Account pursuant to Section

5.01 a) shall be taken into account only if such amount is allocated to the Participant's Company Matching Account as of any date within the Plan Year and is actually paid of the Trust no later than the end of the twelve-month period beginning on the day after the close of such Plan Year.

                  b) To the extent that amounts allocated to a Participant's Company Matching Account pursuant to Section 5.01 a) are taken into account for purposes of satisfying the minimum contribution requirements of Section 21.04 such amounts shall not be taken into account in determining a Participant's actual contribution percentage for purposes of Section 4.07 a) above.

                  c) Allocations made to the Elective Contribution Accounts pursuant to Section 3.02 of Participants who are not highly compensated employees (except to the extent that such amounts constitute excess deferrals for Participants who are not highly compensated employees) and to the Company Special Accounts of such Participants pursuant to Section 5.01 c), may be taken into account in determining the numerators of the actual deferral percentages for such Participants pursuant to Section 3.08 for such Plan Year, but only if the test of Section 3.05 continues to be satisfied after the allocations that are to be so taken into account under this Section 4.07 c) are disregarded in determining the numerators of the actual deferral percentages under Section 3.08 for the Participants who are not highly compensated employees.

                  d) "highly compensated employee" shall be defined pursuant to
Section 3.08 c) of the Plan.

                  e) "family group" shall be defined pursuant to Section 3.08 d) of the Plan.

                                  ARTICLE FIVE
                                  ------------

                      Allocation to Participants' Accounts
                      ------------------------------------

5.01. METHOD OF ALLOCATING CONTRIBUTIONS.

                  a) MATCHING CONTRIBUTIONS. Contributions, if any, made by or on behalf of an Employer pursuant to Section 4.01 a) for a Plan Year together with any forfeitures for the year that are to be allocated in accordance with this paragraph shall be allocated among the Company Matching Accounts of Participants eligible to share in such contributions in an amount equal to the lesser of (i) twenty-five percent (25%) of the first five percent (5%) of the elective contribution made pursuant to Section 3.01 by such Participants for such year, or (ii) five hundred dollars ($500).

                  b) PROFIT SHARING CONTRIBUTIONS. Contributions, if any, made by an Employer pursuant to Section 4.01 b) for a Plan Year together with any forfeitures for the year that are to be allocated in accordance with this paragraph, shall be allocated to the Company Profit Sharing Accounts of those Participants eligible to share in such contribution in proportion that each such Participant's Compensation for the Plan Year bears to the Compensation for all such Participants for such Plan Year.

                  c) SPECIAL CONTRIBUTIONS. Contributions, if any, made by or on behalf of an Employer pursuant to Section 4.01 c) for the Plan Year together with any forfeitures for the year that are to be allocated in accordance with this paragraph, shall be allocated to the Company Special Accounts of Participants who are not Highly Compensated Employees during such Plan Year in proportion that each such Participant's Compensation for the Plan Year bears to the Compensation for all such Participants for such Plan Year.

                  d) TOP HEAVY CONTRIBUTIONS. Contributions, if made by or on behalf of Non-Key Employees pursuant to Section 4.01 d) for a Plan Year together with any forfeitures for the year that are to be allocated in accordance with this paragraph, shall be allocated to such Non-Key Employee's Company Matching Account.

                  e) A Participant shall be eligible to share in Employer contributions, allocated pursuant to Section 5.01 b)1 c) and d) if he is i) credited with at least 1000 Hours of Service during the Plan Year and is still an Employee on the last day of the Plan Year or is on maternity or paternity absence as of the last day of such Plan Year, or ii) dies, becomes disabled, or retires after his Normal Retirement Date during the Plan Year. However, a Participant shall be eligible to share in Employer contributions allocated pursuant to Section 5.01 d) even if he is not credited with at least 1000 Hours of Service during the Plan Year.

5.02. LIMITATION ON ANNUAL ADDITIONS.

                  a) Notwithstanding any other provision of the Plan, the sum of the annual additions to a Participant's Account(s) for any Limitation Year shall not exceed the lesser of (i) $30,000, or, if greater, 25% of the applicable dollar limit under Section 415(b) of the Code, as adjusted in accordance with regulations prescribed by the Secretary of the Treasury or his delegate pursuant to Section 415(d) of the Code, such adjustment to take effect in the Limitation Year which ends in the calendar year in which such adjustment is effective, or (ii) twenty-five percent (25%) of such Participant's Limitation Year Compensation (including for this purpose Compensation earned during that portion of the Limitation Year prior to the date an employee became a Participant in the Plan). The term "annual additions to a Participant's Account", for any Limitation Year, means the sum of (A) all Employer contributions allocated pursuant to Sections 3.02 or 5.01 to such Accounts, and
(B) all suspense account amounts, if any, allocated pursuant to Section 5.02 c) to such Account(s). For purposes of applying the dollar limitation of clause (i) above, annual additions shall also include any amount credited to an individual medical account (as defined in Section 415(l) of the Code) or on behalf of a Participant, or to a Key Employee's post-retirement medical benefit account (as referred to in Section 419A of the Code) maintained by an Employer. In the case of a Limitation Year of less than twelve (12) months' duration, the dollar limit of Clause (i) above, as adjusted, shall be proportionately reduced.

                  For purposes of this Section 5.02, 3.08 a), 4.07 a) and Article Twenty-One, Compensation shall mean:

                  I) The participant's wages, salaries, fees for professional service and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions or insurance premiums, tips and bonuses).

                  II) In the case of a Participant who is an Employee within the meaning of Section 401(c)(1) of the Code and the regulations thereunder, the Participant's earned income (as described in Section 401(c)(2) of the Code and the regulations thereunder).

                  III) For purposes of subdivisions (I) and (II) of this subparagraph, earned income from sources outside the United States (as defined in Section 911(b) of the Code), whether or not excludable from gross income under Section 911 of the Code or deductible under Section 913 of the Code.

                  IV) Amounts described in Sections 104(a)(3), 105(a) and 105(h) of the Code, but only to the extent that these amounts are includible in the gross income of the Employee.

                  V) Amounts described in Section 105(d) of the Code, whether or not these amounts are excludable from the gross income of the Employee under that Section.

                  VI) Amounts paid or reimbursed by the Employer for moving expenses incurred by an Employee, but only to the extent that these amounts are not deductible by the Employee under Section 217 of the Code.

                  VII) The value of a non-qualified stock option granted to an Employee by the Employer, but only to the extent that the value of the option is includible in the gross income of the Employee for the taxable year in which granted.

                  VIII) The amount includible in the gross income of an Employee upon making the election described in Section 83(b) of the Code, but shall not include

                     i) Contributions made by an Employer to a plan of deferred compensation to the extent that, before the application of Code Section 415 limitations to that plan, the contributions are not includible in the gross income of the Employee for the taxable year in which contributed. In addition, Employer contributions made on behalf of an Employee to a simplified Employee pension described in Section 408(k) of the Code are not considered as compensation for the taxable year in which contributed to the extent such contributions are deductible by the Employee under Section 219(b)(7) of the Code. Additionally, any distributions from a funded plan of deferred compensation are not considered as compensation for Code Section 415 purposes, regardless of whether such amounts are includible in the gross income of the Employee when distributed. However, any amounts received by an Employee pursuant to an unfunded non-qualified plan may be considered as compensation for Code
Section 415 purposes in the year such amounts are includible in the gross income of the Employee.

                     ii) Amounts realized from the exercise of a non- qualified stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture (see Section 83 and the regulations thereunder).

                     iii) Amounts realized from the sale, exchange, or other disposition of stock under a qualified stock option.

                     iv) Other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee) or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity contract described in Section 403(b) or under a Section 401(k) Plan (whether or not the contributions are excludable from the gross income of the Employee).

                  b) In the event it is determined the annual additions to a Participant's Accounts for any Limitation Year would be in excess of the limitations described in Section 5.02 a) such annual additions shall be reduced as described in c) below, to bring such annual additions within the limitations contained in Subsection 5.02 a).

                  c) Any excess annual additions for a Limitation Year described in Section 5.02 b) shall be reduced as follows:

                     i) First, all or a portion of such excess may be distributed to a Participant from amounts re-characterized and allocated to his Voluntary Contribution Account pursuant to Section 3.06 b) for such Limitation Year, as adjusted for earnings or losses, and to the extent so distributed such amounts shall not be taken into account for purposes of the average contribution percentage test of Article IV.

                     ii) Second, all or portion of such excess may be distributed to a Participant from amounts allocated to his Elective Contribution Account pursuant to Section 3.02 for such Limitation Year, as adjusted for earnings or losses, and to the extent so distributed such amounts shall not be taken into account for purposes of the average deferral percentage test of
Article III. If, however, such amounts are distributed after the close of a Plan Year, such amounts shall be taken into account for purposes of the average deferral percentage test of Article III.

                     iii) Third, to the extent necessary, amounts allocated to a Participant's Accounts for such Limitation Year shall be held in a suspense account (which shall share in earnings, losses, and expenses of the Trust Fund) and shall be allocated in the following

Limitation Year to the Accounts of Participants as part of the Employer contributions to the Plan for such Limitation Year.

                  d) All qualified defined contribution plans, terminated or not, maintained by any Employer shall, for purposes of these limitations, be considered as one plan, and all references in this Section 5.03 to a Participant's Accounts shall include any accounts maintained for the Participant under any other qualified defined contribution plan of any Employer. To the extent necessary "annual additions" to the Participant's account under other defined contribution plans maintained by an Employer shall be reduced in accordance with the terms of such Plans.

5.03. MULTIPLE PLAN REDUCTION.

                  a) If an Employee is a Participant in one or more qualified defined benefit plans and one or more qualified defined contribution plans maintained by any Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year may not exceed 1.0. The defined benefit plan fraction for any Limitation Year is a fraction (i) the numerator of which is the projected "annual benefit" (or, if greater, the "current accrued benefit" as defined in Section 1106(i)(3) of the Tax Reform Act of 1986) of a Participant under all defined benefit plan(s), determined as of the close of the Limitation Year, and (ii) the denominator of which is the lesser of: (A) the product of 1.25 multiplied by the maximum dollar limitation in effect under Section 415(b)(1)(A) of the Code for such Limitation Year, or
(B) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code for such Limitation Year. The defined contribution plan fraction for any Limitation Year is a fraction (I) the numerator of which is the sum of the "annual additions" to the Participant's combined accounts under all defined contribution plan(s), determined as of the close of the Limitation Year, and (II) the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and each prior year of service with any Employer (including years prior to the effective date of this Plan): (1) the product of 1.25 multiplied by the dollar limitation in effect under Section 4 15(c)(1)(A) of the Code for such Limitation Year (determined without regard to Section 4 15(c)(6) of the Code), or (2) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code for such Limitation Year.

                  b) Special Rule for defined contribution fraction: At the discretion of the Trustees, in applying the provisions of Section 5.03 a) with respect to the defined contribution plan fraction for any Plan Year ending after December 31, 1982, the amount taken into account for the denominator for each Participant for all Plan Years ending before January 1, 1983 shall be an amount equal to the product of the amount of the denominator determined under Section
5.03 a) (as in effect for the Plan Year ending in 1982) for Plan Years ending in 1982, multiplied by the "transition fraction". This paragraph shall apply only if the plan was in existence on or before July 1, 1982.

                     For the purposes of the preceding paragraph, the term "transition fraction" means a fraction (I) the numerator of which is the lesser of(1) $51,875, or (2) 1.4 multiplied by twenty-five percent (25%) of the Participant's Compensation for the Limitation Year ending in 1981, and, (II) the denominator of which is the lesser of(1) $41,500, or (2) twenty-five percent (25%) of the Participant's Compensation for the Limitation Year ending in 1981.

                     Notwithstanding the foregoing, for any top heavy Plan Year, $4 1,500 shall be substituted for $51,875 in determining the "transition fraction."

                  c) Excessive Benefit: If the sum of the defined benefit plan fraction and the defined contribution plan fraction exceeds 1.0 in any Limitation Year for any Participant, the Company shall adjust the numerator of the defined contribution plan fraction so that the sum of both fractions shall not exceed 1.0 in any Limitation Year for such Participant. The adjustment shall be made as provided in Section 5.02 b).

                     The Company may also modify the defined contribution fraction in accordance with Section 1106(i)(4) of the Tax Reform Act of 1986 with respect to any Participant.

                  d) For the purpose of Section 5.02 and this Section 5.03, the term Employer shall include all ERISA Affiliates (as defined in Section 1.16 of the Plan, as modified as required by Section 415(h) of the Code as it applies to Sections 414(b) and (c) thereof) whether or not they have adopted the Plan.

5.04. CESSATION OF PARTICIPANT STATUS. If any Participant ceases to be eligible to participate in the Plan by reason of becoming included in a unit of employees covered by a collective bargaining agreement as described in Section 2.04 of the Plan, then unless the applicable collective bargaining agreement otherwise provides, during the period of such coverage (i) the Accounts of such Participant shall not receive further allocations of any contributions, or suspense account amounts under the Plan, (ii) such Participant shall not be eligible to make salary reduction contributions pursuant to Article Three, and
(iii) the Accounts of such Participant shall, however, continue to share in the earnings or losses and expenses of the Trust Fund.

                                   ARTICLE SIX
                                   -----------

                            Investment Of Plan Assets
                            -------------------------

6.01. FUNDING POLICY. The Administrative Committee shall establish a funding policy and method consistent with the objectives of the Plan and the requirements of Title I of ERISA. The Administrative Committee shall meet at least annually to review such funding policy and method. All actions of the Administrative Committee, and the reasons therefor, taken pursuant to this
Section 6.01 shall be recorded in the minutes of the meeting of the Administrative Committee and shall be communicated to the Board of Directors of the Company.

6.02. INVESTMENT OF TRUST FUND. The Committee, or an Investment Manager appointed by the Committee, shall have the sole and complete discretion with respect to the management and control of the Trust Fund. The Committee may reserve from investment such amounts of cash as they, from time to time, deem necessary or advisable in the administration of the Trust.

6.03. CHOICE OF INVESTMENT. Participants may, in writing, and with the consent of the Trustees instruct the Administrative Committee as the choice of investment from a group of funds made available to Participants. A Participant may divide any or all of his Accounts among any of such funds, but in no case will such apportionment to any single fund be less than 10 percent (10%), or a multiple thereof.

         A Participant may change his allocation of future contributions among such funds or transfer his existing balance in any or all funds to another fund or funds. Any change in the allocation of future contributions shall be effective as of the next calendar quarter that follows the receipt by the Administrative Committee of written notice of such request for change. Any transfer of existing balances among the funds shall be effective as soon as is practicable following the beginning of the calendar year quarter that follows the receipt by the

Administrative Committee of written request for such transfer. Further, any transfer of existing balances among the funds shall be consistent with any requirements or limitations on such transfers imposed by the sponsor(s) of the funds.

         If a Participant fails to provide proper investment instructions to the Administrative Committee his Account shall be invested in the Retirement Government Fund. The Administrative Committee may establish alternate guidelines to limit the number of investment election changes or transfers that may be requested by Participants in any one Plan Year.

                                  ARTICLE SEVEN

                             Participant's Accounts

7.01. SEPARATE ACCOUNTS. There shall be maintained for each Participant separate Accounts reflecting amounts allocated only on behalf of such Participant. All payments to a Participant or his Beneficiaries shall be charged against the Accounts of such Participant. These Accounts will consist of the Elective Contribution Account, the Company Special Account, the Company Matching Account, the Company Profit Sharing Account, the Voluntary Contribution Account, and the Rollover Account.

7.02. ALLOCATION. All interest and dividend income, gains, and losses, with respect to a Participant's Accounts, shall be allocated to each such Participant's Accounts as of a Valuation Date in proportion to the account values of such Accounts which are invested in the accumulation facilities from which such interest, dividend income, gains, and losses accrue or arise. Any expenses of the Plan or of the Fund, to the extent that they are not otherwise paid by an Employer shall be paid by the Fund and charged against the Accounts of Participants in proportion to Account balances as of the Valuation Date coincident with or next following the date upon which such charges arise.

7.03. VALUATION. The account value of a Participant's Accounts shall be determined for each allocation, distribution, or withdrawal, at each Valuation Date, or at any other time as may be deemed necessary by the Committee. The assets of the Fund shall be valued at their fair market value.



                                     VIII-1

                                  ARTICLE EIGHT
                                  -------------

                                 Administration
                                 --------------

8.01. APPOINTMENT OF THE COMMITTEE. The Company shall appoint a Committee. The Committee shall be responsible for the management, operation and administration of the Plan. Any member of the Committee may resign upon (10) days prior written notice to the Board of Directors of the Company. The Company shall be authorized to remove any member of the Committee at any time and in its sole discretion to appoint a successor whenever a vacancy on the Committee occurs. In the event that the Company does not appoint a Committee, the Company shall act as the Committee and perform all duties of the Committee as described herein.

8.02. RESPONSIBILITY FOR ADMINISTRATION OF THE PLAN. The Committee shall be responsible for the management, operation and administration of the Plan. The Company shall be the "named fiduciary" as provided in Section 402(a) of ERISA.

8.03. RESPONSIBILITY FOR ADMINISTRATION OF THE TRUST FUND. The Committee, or its designee, shall be responsible for the management and control of the assets of the Trust Fund.

8.04. DELEGATION OF POWERS. The Committee may appoint such assistants or representatives as it deems necessary for the effective exercise of its duties in accordance with the Plan and Trust. The Committee may delegate to such assistants and representatives any powers and duties, both ministerial and discretionary, as they deem expedient or appropriate.

8.05. RECORDS. All acts and determinations with respect to the administration of the Plan made by the Committee, and any of its appointed assistants or representatives, shall be duly recorded by the Committee or by the assistants or representatives appointed to keep such records. All records, together with such other documents as may be necessary for the


                                     VIII-1
administration of the Plan, shall be preserved in the custody of the Committee or the assistants or representatives appointed by it.

8.06. GENERAL ADMINISTRATIVE POWERS. The Committee shall have all powers necessary to administer the Plan in accordance with its provisions, including the power to construe the Plan and its provisions and determine all questions that may arise thereunder.

8.07. APPOINTMENT OF PROFESSIONAL ASSISTANTS AND INVESTMENT MANAGER. The Committee may engage accountants, recordkeepers, attorneys, physicians and such other personnel as it deems necessary or advisable. The Committee may, in their sole discretion, appoint one or more Investment Manager(s) to manage (including the power to acquire or dispose of) all or any of the assets of the Trust. The functions of any such persons engaged by the Committee shall be limited to the specific services and duties for which they are engaged, and such persons shall have no other duties, obligations or responsibilities under the Plan or Trust. Such persons shall exercise no discretionary authority or discretionary control with respect to the administration of the Plan. The fees and costs of such services are an administrative expense of the Plan to be paid out of the Trust Fund, except to the extent such fees and costs are paid by the Company.

8.08. ACTIONS BY THE COMMITTEE. All actions of the Committee shall be taken pursuant to the decision of a majority of the then members of the Committee. Such action may be taken at a meeting of the Committee duly called and held, or by written consent in lieu of a meeting.

8.09. DIRECTIVES OF THE COMMITTEE. Directives of the Committee shall be in writing and signed by an appropriate member of the Committee.

8.10. DISCRETIONARY ACTS. Any discretionary actions of the Committee or the Company with respect to the administration of the Plan and Trust shall be made in a manner which does not discriminate in favor of stockholders, officers or highly compensated employees. [n the event the Committee exercises any discretionary authority under the Plan

                                     VIII-2
and Trust with respect to a Participant who is a member of the Committee, such discretionary authority shall be exercised solely and exclusively by those Participants of the Committee other than such Participant, or, if such Participant is the sole member of the Committee, such discretionary authority shall be exercised solely and exclusively by the Board of Directors of the Company.

8.11. RESPONSIBILITY OF FIDUCIARIES. The members of the Committee, and their assistants and representatives (other than any Investment Manager), shall be free from all liability for their acts and conduct in the administration of the Plan and Trust except for acts of willful misconduct, provided, however, that the foregoing shall not relieve any of them from any liability for any responsibility, obligation or duty they may have pursuant to ERISA or the Code.

8.12. INDEMNITY BY COMPANY. In the event of and to the extent not insured against by any insurance company pursuant to provisions of any applicable insurance policy, the Company shall indemnify and hold harmless, to the extent permitted by law, the members of the Committee and their assistants and representatives (other than assistants and Investment Managers appointed under 8.07) from any and all claims, demands, suits, proceedings, costs, losses or damage which may in connection with the Plan or Trust be brought by the Employers, Employees, Participants or their Beneficiaries or legal representatives, or by any other person, corporation, entity, government or agency thereof; provided, however, that such indemnification shall not apply to any such person for such person's acts of willful misconduct in connection with the Plan or Trust.

8.13. PAYMENT OF FEES AND EXPENSES. The members of the Committee and their assistants and representative shall be entitled to payment from the Trust Fund for all reasonable costs, charges and expenses incurred in the administration of the Plan and Trust, including, but not limited to, reasonable fees for accounting, legal and other services rendered, as may be incurred by the members of the Committee or their assistants and


                                     VIII-3
representatives in the course of performance of their duties under the Plan and the Trust, except to the extent that such fees and costs are paid by the Company. Notwithstanding any other provision of the Plan or Trust, no person who is a fiduciary of the Plan, within the meaning of Section 3(21) of ERISA, and who receives full-time pay from an Employer or ERISA Affiliate shall receive compensation from the Trust Fund, except for reimbursement of expenses properly and actually incurred.

8.14. PLAN ADMINISTRATOR. The Company shall be the "administrator" (as defined in Section 3(16)(A) of ERISA) of the Plan, and shall be responsible for the performance of all reporting and disclosure obligations under ERISA and all other obligations required or permitted under ERISA to be performed by the Plan administrator. The Plan administrator shall be the designated agent for service of legal process.


8.15. ALLOCATION AND DELEGATION OF COMMITTEE RESPONSIBILITIES. The Committee may, upon approval of a majority of the members of the Committee, (i) allocate among the members of the Committee any of the responsibilities of the Committee under the Plan or (ii) designate any person, firm or corporation that is not a member of the Committee to carry out any of the responsibilities of the Committee under the Plan and Trust. Any such allocation of designation shall be made pursuant to a written instrument executed by a majority of the members of the Committee.

8.16. APPOINTMENT OF TRUSTEES. The Company shall appoint the Trustee or Trustees of this Plan. Any such appointment may be revoked or modified by the Company at any time, and a new appointment of successor and additional Trustees may be made hereunder.

                  Notwithstanding the foregoing, appointment of Trustees shall not be required to the extent that all the assets of the plan are invested in insurance contracts or policies insured by an insurance company qualified to do business in a State. For this purpose the term State shall be defined in accordance with Section 3(10) of ERISA.


                                     VIII-4

                                  ARTICLE NINE
                                  ------------

                          Retirement and Death Benefits

9.01. RETIREMENT BENEFITS. A Participant's Company Profit Sharing Account and Company Matching Account shall fully (100%) vest upon the attainment of his Normal Retirement Date (A) while employed by the Company or an ERISA Affiliate or (B) during a maternity or paternity absence. If the Participant continues in the employ of an Employer after his Normal Retirement Date, he shall continue to be a Participant in the Plan until his actual retirement. Each such Participant shall be entitled to receive benefits equal to the total amount in his Accounts upon his retirement after his attainment of his Normal Retirement Date.

9.02. DEATH BENEFITS. Upon the death of a Participant while in the employ of an Employer or any ERISA Affiliate, or during a maternity or paternity absence, his Beneficiary shall be entitled to receive benefits equal to the total amount in the deceased Participant's Accounts. Upon the death of a Participant after terminating employment with his Employer and all ERISA Affiliates, and not during a maternity or paternity absence, his Beneficiary shall be entitled to receive benefits equal to the vested portion of the benefits of the Participant that had not already been paid to the Participant.

                                   ARTICLE TEN
                                   -----------

                               Disability Benefits
                               -------------------

10.01. DISABILITY BENEFITS. If a Participant suffers a Total and Permanent Disability while an Employee, or while on a maternity or paternity leave of absence, he shall be fully (100%) vested in his Accounts.

10.02. DETERMINATION OF DISABILITY. The Committee shall determine whether a Participant has suffered a Total and Permanent Disability and their determination in that respect is binding upon the Participant, provided the Committee shall rely upon professional medical advice in making such determination. In making their determination, the Committee may require the Participant to submit to medical examinations by physicians and other similar professionals selected by the Committee. The provisions of this Article Ten shall be uniformly and consistently applied to all Participants.

                                 ARTICLE ELEVEN
                                 --------------

                              Termination Benefits
                              --------------------

11.01. VESTED BENEFITS. A Participant shall have a non- forfeitable right to a percentage of his Company Matching Account and Company Profit Sharing Account under the following schedule:

                                                   Non-forfeitable
           Years of Service                           Percentage
           ----------------                           ----------

           Less than 2                                       0%
               2                                            50%
               3                                           100%

         A Participant's Elective Contribution Account, Company Special Account, Voluntary Contribution Account, and Rollover Account shall at all times be 100% vested. A Participant's Company Matching Account and Company Profit Sharing Account shall be one hundred percent (100%) non-forfeitable upon his death, Total and Permanent Disability, or attainment of Normal Retirement Date while
(A) employed by the Company or an ERISA Affiliate, or (B) while on a maternity or paternity leave of absence.

11.02. NON-INCLUDIBLE SERVICE. The following rules shall apply to the determination of a Participant's non-forfeitable percentage:

                  a) Years of Service before any series of One-Year Breaks in Service shall be disregarded if a Participant terminates employment, has no non-forfeitable interest in his benefits, and incurs a consecutive series of One-Year Breaks in Service that equals or exceeds the greater of:

                     i) his Year of Service prior to such consecutive One-Year Breaks in Service; or

                     ii) five(5).

                  b) Years of Service after any five (5) consecutive year One-Year Breaks in Service shall not increase the nonforfeitable percentage of the Participant's Company Profit

Sharing Account and Company Matching Account which accrued before such One-Year Breaks in Service.


11.03. FORFEITURES. The non-vested portion of a Participant's Company Matching Account and Company Profit Sharing Account shall be forfeited at the time the Participant incurs a consecutive series of One-Year Breaks in Service of five
(5) years, or if earlier, at the time the Participant receives a lump sum distribution of the non-forfeitable portion of his benefit upon his termination of participation in the Plan. A distribution shall be deemed to be made upon termination of participation in this Plan if such distribution is made prior to the close of the second Plan Year following the Plan Year in which such termination occurs. A Participant who incurs a Termination of Employment without a vested interest in his Accounts shall be deemed to receive a distribution of the vested portion of his Accounts on the date of such Termination of Employment.

         Forfeitures arising under this Section 11.03 (and under Section 4.05) shall be applied first to restoration of previously forfeited amounts to the extent required by Section 11.04. The remaining forfeitures, if any, shall be used to reduce any Company contributions made pursuant to Section 4.01 a) and b) for the Plan Year in which such forfeitures arise. Any remaining forfeitures shall then be allocated among the Company Profit Sharing Accounts of those Participants eligible to share in such forfeitures in the manner described in
Section 5.01 b).

         Notwithstanding the foregoing, forfeitures of excess aggregate contributions under Section 4.06 may not be allocated so as to increase the allocation to the Accounts of Participants who are highly compensated employees for the Plan Year during which such excess aggregate contributions arose.

11.04. DISTRIBUTION AND RE-EMPLOYMENT BEFORE A BREAK IN SERVICE. In the event that a former Participant who was not 100% vested in his Company Matching Account and Company Profit Sharing Account, and who received a lump sum distribution upon his

Termination of Employment prior to the time he incurred consecutive One-Year Breaks in Service of five (5) years and who forfeited a portion of his Company Matching Account and Company Profit Sharing Account upon such distribution, is re-employed by the Company or an ERISA Affiliate prior to the time he incurs a consecutive series of One-Year Breaks in Service of five (5) years, such Participant may elect on a form prescribed by the Trustees to repay to the Plan in cash, on any Valuation Date prior to the earlier of (A) the fifth anniversary date of his re-employment or (B) his incurring a consecutive series of One-Year Breaks in Service of five (5) years, the full amount distributed to him upon his prior Termination of Employment. In such event, the amount repaid plus the amount forfeited by such Participant upon his prior Termination of Employment will be restored and credited to his Company Matching Account and Company Profit Sharing Account as of such Valuation Date. Any forfeited amounts so restored shall be derived, to the extent necessary and in the following order, from:

                     a) The amount, if any, of Participant forfeitures that would otherwise be allocated under Section 11.03;

                     b) The amount, if any, of the Trust Fund net income or gain for the Plan Year.

         To the extent the amount(s) available for restoration for a particular Plan Year is insufficient to enable the Trustee to make the required restoration, the Employer shall contribute, without regard to any requirement or condition of Article Four, such additional amount as is necessary to enable the Trustee to make the required restoration. If, for a particular Plan Year, the Trustees must restore the Company Matching Account and Company Profit Sharing Account of more than one (1) re-employed Participant, then the Administrative Committee shall make the restoration allocation(s) to each such Participant's Company Matching Account and Company Profit Sharing Account in the same proportion that a Participant's restored amount for the Plan Year bears to the aggregate restored amount for the Plan Year of all re-employed Participants. The Committee shall not take into account the allocation(s) under this Section 11.04 in applying the limitations set forth in Sections 5.02 and 5.03.

                                 ARTICLE TWELVE
                                 --------------

                               Payment of Benefits
                               -------------------

12.01. RETIREMENT BENEFITS. The Administrative Committee shall direct that the distribution of the benefits payable to a Participant upon his retirement after attaining his Retirement Date, or to his Beneficiary upon his death, commence as soon as practicable based upon the Valuation Date coincident with or immediately prior to such event. A Participant who retires after his Normal Retirement Date and whose benefit exceeds $3,500 may elect to postpone commencement of the distribution of his benefit until the date prescribed in Section 12.06.

12.02. DISTRIBUTION UPON TERMINATION OF EMPLOYMENT OR TOTAL AND PERMANENT DISABILITY. When a Participant incurs a Termination of Employment or a Total and Permanent Disability, his benefits shall be distributed as soon as is practicable based upon the Valuation Date coincident with or immediately prior to such distribution; provided, however, that if the value of such benefit exceeds $3,500 then distribution of such benefit shall not commence until the earlier of (A) the later of his Normal Retirement Date or 62nd birthday, or (B) his death, unless the Participant, at the time he incurs a Termination of Employment or Total and Permanent Disability, consents to such earlier distribution as aforesaid.

         A Participant who incurs a Termination of Employment or a Total and Permanent Disability and whose benefit exceeds $3,500 may elect to postpone the commencement of his benefit until the date prescribed in Section 12.06.

         Notwithstanding the above, if the value of a Participant's benefit is no more than $3,500, his benefit shall be distributed in a single lump sum as soon as is practicable following his Termination of Employment or Total and Permanent Disability, as the case may be.

12.03. METHODS OF PAYMENT OF BENEFITS. Benefits shall be distributed in accordance with the following guidelines:



                                     XII-1

                  a) All benefits payable on account of a Participant reaching his Normal Retirement Date or on account of his Total and Permanent Disability or Termination of Employment shall be paid in the form of a lump sum, or in the form of annual installments of approximately equal amounts over a period of not more than ten years, or not more than life expectancy of the Participant (or the joint and last survivor life expectancy of the Participant and his Beneficiary).

                  b) All benefits payable on account of a Participant's death shall be distributed to his Beneficiary or Beneficiaries in a lump sum as soon as practicable after the Valuation Date coincident with or immediately following the date of such death. The Beneficiary may elect to defer distribution of such death benefit to a date not later than the end of the calendar year in which the fifth anniversary of the Participant's death occurs.

                     If the Beneficiary is the Participant's Eligible Spouse, she may defer distribution of the death benefit until the end of the calendar year in which the Participant would have attained age 70-1/2. Notwithstanding the foregoing, if the Participant's benefits had already commenced before his death in the form of installments, payment of the death benefit to his Beneficiary shall continue in such installment form unless the Beneficiary elects a lump sum to be distributed as soon as practicable after the Participant's death, and in all cases distribution of the death benefit shall be at least as rapid as under the installment method that was in effect while the Participant was alive.

                  c) In all events the present value of the portion of the benefit payable to the Participant shall be greater than fifty percent (50%) of the total benefit payable to the Participant and his Beneficiary unless the Participant's benefit (or the distribution of any benefit payable upon the death of a Participant) shall comply with the provisions of Section 401(a)(9) of the Code and regulations published thereunder. This paragraph shall be administered in accordance with the Minimum Distribution Incidental Benefit Requirements


                                     XII-2
of Reg. Section 1- 401(a)(9)-2, and shall apply notwithstanding any other contrary provisions in this Plan.

12.04. TIME OF PAYMENT. All benefits payable under the Plan shall be paid or provided for solely by the Fund. Neither the Company nor any other Employer assumes any liability or responsibility therefor. Notwithstanding any provision hereof, and unless the Participant otherwise elects, in no event shall the payment of benefits commence later than sixty (60) days after the close of the Plan Year in which occurs the latest of:

                  a) the Participant reaching his Normal Retirement Date;

                  b) the 10th anniversary of the year in which the Participant commenced participation in the Plan; or,

                  c) the Participant's Termination of Employment.

12.05. REQUIRED BEGINNING DATE.

                  a) Notwithstanding any other provision of the Plan to the contrary other than paragraph (b) below, (A) in the case of a Participant who attains age seventy and one-half (70-1/2) after December 31, 1987, his benefits shall commence no later than April 1 of the calendar year following the calendar year in which he attains age seventy and one-half (70-1/2), and (B) in the case of a Participant who attains age seventy and one-half (70-1/2) before January 1, 1988, his benefits shall commence no later than April 1 of the calendar year following the later of (i) the calendar year in which he attains age seventy and one-half (70- 1/2), or (ii) the earlier of (I) the calendar year with or within which ends the Plan Year in which he becomes a "5 percent owner" or (II) the calendar year in which he retires. For purposes of this Section 12.05, a Participant shall be considered to be a "5% owner" if during the Plan Year in which such Participant attains age sixty-six and one-half (66-1/2) or any subsequent Plan Year the Participant is a 5% owner within the meaning of Section 416 of the Code, ignoring for this purpose Plan Years beginning before January 1, 1980. The amount to be distributed pursuant to this Section 12.05(a) shall be the minimum amount required with


                                     XII-3
respect to such Participation for each year under Section 401(a)(9) of the Code, and regulations thereunder issued by the Secretary of the Treasury or his delegate. This paragraph shall be administered in accordance with Section 401(a)(9) of the Code and regulations thereunder issued by the Secretary of the Treasury or his delegate. For purposes of this paragraph (a), if a Participant who is not a "5% owner" and who has not retired prior to January 1, 1989, attains age 70 1/2 during 1988, he shall be deemed to have retired on January 1, 1989 so that his benefits shall commence by April 1, 1990.

                  b) In the case of a Participant who, prior to January 1, 1984, made an election to defer his distribution of his benefits under the Plan, and if such election satisfies the conditions of Section 242(b) of the Tax Equity and Fiscal Responsibility Act of 1982, the distribution of such Participant's benefit shall be deferred until the date specified in such election if such date is later than the date otherwise required by paragraph (a) above.

12.06. BENEFICIARY DESIGNATION BY PARTICIPANT. Each Participant may designate one or more Beneficiaries and contingent Beneficiaries by delivering a written designation thereof to the Trustees. Upon the death of a Participant, his Beneficiaries shall be entitled to payment of benefits in an amount and in the manner provided in the Plan. A Participant may change his Beneficiary designation at any time by delivering a new written designation to the Administrative Committee. The most recent designation received by the Administrative Committee shall supersede all prior designations. A designation of Beneficiary shall be effective only if the designated Beneficiary survives the Participant.

         Notwithstanding the foregoing, if a Participant has an Eligible Spouse on the date of his death, such Eligible Spouse shall be his sole primary Beneficiary, unless the spouse delivers a written consent to the Administrative Committee waiving her right to be the sole primary Beneficiary. Such consent shall be irrevocable and in favor of a specific alternate beneficiary who may not be changed without the further consent of such spouse; provided, however, that an Eligible Spouse may execute an irrevocable general consent which shall


                                     XII-4
expressly permit the Participant to select any alternate Beneficiary at any time without the need for any additional consent by such spouse. An Eligible Spouse's consent shall contain an acknowledgement by the Eligible Spouse of the effect thereof, and shall be witnessed by a representative of the Plan or by a notary public. Such consent of an Eligible Spouse shall not be required if it is established to the satisfaction of the Administrative Committee that the required consent cannot be obtained because there is no Eligible Spouse, or an Eligible Spouse cannot be located, or in other circumstances that may be prescribed by Treasury regulations.

12.07. FAILURE OF PARTICIPANT TO DESIGNATE. If a Participant fails to designate a Beneficiary, in accordance with Section 12.06, or if no designated Beneficiary survives the Participant, the Participant's spouse, if he is married at the date of his death, shall be deemed to be his designated Beneficiary. If, under such circumstances, the Participant is not married at the date of his death, his designated Beneficiary shall be deemed to be his estate.


12.08. BENEFICIARY'S RIGHTS. Whenever the rights of a Participant are stated or limited in the Plan, his Beneficiary or Beneficiaries shall be bound thereby.

12.09. UNCLAIMED ACCOUNT PROCEDURE. The Plan does not require the Administrative Committee to search for, or ascertain the whereabouts of, any Participant or Beneficiary. The Employer, by certified or registered mail addressed to his last known address of record with the Administrative Committee, shall notify any Participant or Beneficiary that he is entitled to a distribution under the Plan. If the Participant or Beneficiary fails to claim his Accounts or make his whereabouts known in writing to the Trustees within twelve (12) months of the date of mailing of the notice, or before the termination or discontinuance of the Plan, whichever should first occur, the Administrative Committee shall treat the Participant's or Beneficiary's unclaimed Accounts as forfeited and shall apply such Accounts as provided in Section 11.03 for the Plan Year in which such forfeiture occurs. If a Participant or Beneficiary who has incurred a forfeiture of his Accounts under the provisions of this Section

                                     XII-5

12.09 makes a claim, at any time, for its forfeited Accounts, the Administrative Committee shall direct the Employer to restore the Participant's or Beneficiary's forfeited Accounts to the same dollar amount as the dollar amount of the Accounts so forfeited, unadjusted for any gains or losses occurring subsequent to the date of forfeiture. The Employer shall make the restoration within sixty (60) days after the close of Plan Year in which the Participant or Beneficiary makes such claim.

12.10. DISTRIBUTION OF ACCOUNTS.

                  a) Except as provided in Article Nineteen and in paragraph (b) below, amounts held in a Participant's Elective Contribution Account or Company Special Account may not be distributed to the Participant or his Beneficiary earlier than upon his retirement, death, Total and Permanent Disability, Termination of Employment or attainment of age 59- 1/2. Such amounts shall not be distributable merely by reason of the completion of a stated period of participation in the Plan, or the elapse of a fixed number of years.

                  b) Amounts held in a Participant's Elective Contribution Account, or Company Special Account may be distributed to Participants or Beneficiaries upon

                     i) Termination - The termination of the Plan without establishment or maintenance by an Employer of another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code).

                     ii) Disposition of Assets - The disposition by an Employer of substantially all of its assets (within the meaning of Section 409(d)(2) of the Code), but only with respect to a Participant who continues employment with the entity acquiring such assets.

                     iii) Disposition of Subsidiary - The disposition by an Employer of its interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code), but only with respect to a Participant who continues employment with such subsidiary.

                                     XII-6

                    An event shall not be treated as described in subparagraph
(i), (ii) or (iii) of this paragraph (b) with respect to any Participant unless the Participant receives a lump sum distribution by reason of the event.

                  For purposes of this paragraph (b), the term "lump sum distribution" has the meaning given such term by Section 402(e)(4) of the Code, without regard to clauses (i), (ii), (iii) and (iv) of subparagraph (A), subparagraph (B), or subparagraph (H) thereof.

                  An event shall not be treated as described in subparagraph
(ii) or (iii) of this paragraph (b) unless the Employer continues to maintain the Plan after such disposition.

12.11. DISTRIBUTIONS ON OR AFTER JANUARY 1 1993. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  a) DEFINITIONS

                     i) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period often years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                                     XII-7

                     (ii) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                     (iii) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                     (iv) Direct rollover: A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.


                                     XII-8

                                ARTICLE THIRTEEN
                                ----------------

                                Claims Procedure
                                ----------------

13.01. CLAIMS PROCEDURE. The Board of Directors of the Company shall establish a procedure for the resolution of disputes and dispositions of claims arising under the Plan. Until modified by the Board of Directors of the Company, this procedure is as follows:

         Any of the Employees, former Employees, or any Beneficiaries of such Employees or former Employees may, if they so desire, file with the Administrative Committee a written claim for benefits under the Plan. Within ninety (90) days after the filing of such a claim, the Trustees shall notify the claimant whether his claim is upheld or denied. The Administrative Committee may, under special circumstances, extend the period of time for processing a claim by an additional ninety (90) days. If such an extension of time is required, written notice shall be furnished to the claimant or his duly authorized representative prior to the termination of the initial ninety (90) day period. Such notice will indicate the special circumstance requiring an extension. In the event the claim is denied, the Administrative Committee shall state in writing:

                  a) the specific reasons for the denial;

                  b) specific references to pertinent Plan provisions on which the denial is based;

                  c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                  d) an explanation of the claim review procedure set forth in this Section 13.01.

                  Within sixty (60) days after receipt of notice that his claim has been denied, the claimant or his duly authorized representative may file with the Administrative



                                     XIII-1

Committee a written request for a review hearing and may, in conjunction therewith, submit written issues and comments. The Administrative Committee shall then schedule, within sixty (60) days after the filing of such request, a full and fair hearing of the claim. The Administrative Committee may, under special circumstances, extend such period of time by an additional sixty (60) days. Prior to said hearing, the claimant or his representative shall have a reasonable opportunity to review a copy of the Plan, the Trust agreement, and other pertinent documents in the possession of the Administrative Committee. The Administrative Committee shall communicate their decision in writing to the claimant within thirty (30) days after the hearing. Any claim for benefits and any request for a review hearing hereunder must be filed on forms to be furnished by the Administrative Committee upon a Participant's request.


                                     XIII-2

                                ARTICLE FOURTEEN
                                ----------------

                           Inalienability of Benefits
                           --------------------------

14.01. INALIENABILITY OF BENEFITS.

                  a) Subject to the exceptions provided below, no benefit which shall be payable out of the Trust Fund to any person (including a Participant or his Beneficiary) (i) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void, or (ii) shall be subject to the debts, contracts, liabilities, engagements or torts of any such person, or shall be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Administrative Committee.

                  b) This provision shall not apply to a "qualified domestic relations order" which meets the requirements of Code Section 414(p), nor to those other domestic relations orders permitted to be so treated by the Trustees under the provisions of Section 206(d)(3) of ERISA. The Administrative Committee shall establish a written procedure to determine the Status of qualified domestic relations orders.



                                     XIV-1

                                 ARTICLE FIFTEEN
                                 ---------------

                             Permanency of the Plan
                             ----------------------

15.01. RIGHT TO TERMINATE PLAN. The Company contemplates that the Plan shall be permanent and the Employer shall be able to continue to make contributions under the Plan. Nevertheless, the Company reserves the right, at any time or times, by action of the Board of Directors of the Company, to terminate the Plan, in whole or in part.

15.02. MERGER OR CONSOLIDATION OF PLAN AND TRUST. The Plan may not be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan or trust, unless each Participant would (if the Plan then terminated) receive a benefit which, immediately after the merger, consolidation, or transfer, is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan bad then terminated.

15.03. AMENDMENT OF THE PLAN.

                  a) The Board of Directors of the Company, or its designee, shall have the right at any time, and from time to time to amend, in whole or in part, any or all of the provisions of this Plan. Further, the Company shall have the right at any time and from time to time to amend the Plan to comply with changes in applicable law, and to make such other changes as they deem appropriate but which would not result in any increase in contributions by Employers or Participants, or in any increase in benefits. No amendment (i) shall authorize or permit any part of the Fund (other than such part as is required to pay taxes and administrative expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates; (ii) shall cause any reduction in the Account balance of any Participant accumulated theretofore, or cause or permit any portion of the Fund to revert to or become the property of the Employer; (iii) shall affect the method of determining a Participant's vested interest in his Plan benefits unless such amendment complies with the requirements of Section 411(a)(10) of the Code; or (iv) shall affect the rights, duties or responsibilities of the Trustees without the Trustees' written consent.

                  b) A Plan amendment shall not reduce the nonforfeitable percentage of a Participant's Accounts derived from Employer contributions determined as of the later of the date that such amendment is adopted, or the date that such amendment becomes effective. If an amendment changes the vesting schedule under the Plan, then if a Participant's non-forfeitable interest in his Accounts under the Plan as amended can at any time be less than such percentage under the Plan without regard to such amendment and if such Participant has completed at least three (3) or more Years of Service (determined without regard to Section 11.02 a) of the Plan), he shall be permitted to elect, within a "reasonable period" (as defined below) after the adoption of such amendment, to have the non-forfeitable percentage of his Accounts computed under the Plan without regard to such amendment. Such election shall be in writing on a form prescribed by the Administrative Committee and shall be irrevocable. For purposes of this Section 15.03(b), a "reasonable period" shall begin no later than the date up"on which a Plan amendment changing the vesting schedule is adopted, and shall end no earlier than the latest of (i) the sixtieth day after the adoption of such amendment, (ii) the sixtieth day after such amendment becomes effective, or (iii) the sixtieth day after the Participant is issued written notice of such amendment by his Employer or the Administrative Committee.

                                 ARTICLE SIXTEEN
                                 ---------------

                 Discontinuance of Contributions and Termination
                 -----------------------------------------------

16.01. DISCONTINUANCE OF CONTRIBUTIONS. Whenever an Employer, or the Company acting with respect to an Employer, determines that it is impossible or inadvisable for such Employer to make further contributions as provided in the Plan, the Board of Directors of the Employer or the Company, as the case may be, may adopt an appropriate resolution permanently dscontinuing all further contributions by the Employer. In such event, the Administrative Committee shall continue to administer all the provisions of the Plan which are necessary and remain in force, other than the provisions relating to contributions by the affected Employer.

16.02. TERMINATION OF PLAN. Upon a complete termination of the Plan, in accordance with Section 15.01, after payment of all expenses and proportional adjustment of Accounts of Participants to reflect such expenses, Trust Fund profits or losses, and allocations of any previously unallocated funds to the date of termination, the Participants shall be entitled to receive the amount then credited to their respective Accounts in the Trust Fund.

16.03. RIGHTS TO BENEFITS UPON TERMINATION OF PLAN OR COMPLETE DISCONTINUANCE OF CONTRIBUTIONS. Upon the termination or partial termination of the Plan or the complete discontinuance of contributions by an Employer, the rights of each of the Participants affected by such termination or partial termination or discontinuance of contributions to the amount credited to their Accounts at such time shall be non-forfeitable without reference to any formal action on the part of the Company or the Administrative Committee.



                                     XVI-1

                                ARTICLE SEVENTEEN
                                -----------------

                         Exclusive Benefit of Trust Fund
                         -------------------------------

17.01. LIMITATION UPON REVERSIONS. Except as provided in Section 4.02, the assets of the Plan shall not inure to the benefit of any Employer and shall be held for the exclusive purposes of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan.


                                     XVII-1

                                ARTICLE EIGHTEEN
                                ----------------

                                 Applicable Law
                                 --------------

18.01. APPLICABLE LAW. Except as otherwise required under the laws of the United States, the Plan shall be construed, regulated, interpreted and administered under and in accordance with the laws of the State of New York, except to the extent that such laws have been preempted by ERISA.


                                     XVIII-1

                                ARTICLE NINETEEN
                                ----------------

                                   Withdrawals
                                   -----------

19.01. WITHDRAWALS.

                  a) Subject to Section 19.03, a Participant who has attained age 59-1/2 may make a withdrawal up to an amount equal to the vested balance of his Accounts at any time during a Plan Year.

                  b) Subject to Section 19.03, any Participant may make a withdrawal up to an amount equal to the balance of his Rollover Account and Voluntary Contribution Account at any time during a Plan Year, regardless of his age.

19.02. HARDSHIP WITHDRAWALS.

                  a) Subject further to the rules described in this Section 19.02, and in Section 19.03 a Participant prior to attaining age 59 1/2 may make withdrawals from his Elective Contribution Account and the vested portion of his Company Matching Account and Company Profit Sharing Account, provided that the Administrative Committee determine that the withdrawal is necessary to pay educational expenses of the Participant or his dependent children, or to meet the expenses of the purchase of a home by the Participant, or to meet a bona fide and unforeseeable financial emergency of the Participant. Further, prior to the Participant's attaining age 59-1/2 a withdrawal may be made from a Participant's Elective Contribution Account only to the extent of contributions made to such account on behalf of such Participant by Employers pursuant to
Section 3.01 of the Plan, including earnings thereon other than earnings earned subsequent to December 31, 1988. Any withdrawal made pursuant to this Section
19.02 a) may only be made to the extent that there exists a hardship such that:

                     i) the distribution is necessary on account of an immediate and heavy financial need of the Participant,


                                     XIX-1

                     ii) the distribution is necessary to satisfy such financial need.

                  b) A distribution will be deemed to be made on account of an immediate and heavy financial need of the Participant if the distribution is made on account of;

                     i) Medical expenses described in Section 213(d) of the Code incurred by the Participant, his spouse, or any of his dependents (as defined in Section 152 of the Code);

                     ii) Purchase (excluding mortgage payments) of a principal residence for the Participant; or

                     iii) Payment of tuition for the next semester or quarter of post-secondary education for the Participant, his spouse, children, or dependents.

                     iv) The need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of his principal residence.

                  c) A withdrawal will not be treated as necessary to satisfy an immediate and heavy financial need of a Participant to the extent the amount of the distribution is in excess of the amount required to relieve the financial need or to the extent such need may be satisfied from other resources that are reasonably available to the Participant. This determination will be made on the withdrawal basis of all relevant facts and circumstances. A withdrawal may be treated as necessary to satisfy a financial need if the Administrative Committee reasonably rely upon the Participant's representation that the need cannot be relieved--

                     i) Through reimbursement or compensation by insurance or otherwise; or

                     ii) By reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need; or

                     iii) By cessation of all of a Participant's elective pre-tax and post-tax contributions under the Plan and all other Plans that permit such contributions; or

                                     XIX-2

                     iv) By other withdrawals or non-taxable (at the time of the loan) loans from plans maintained by an Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms. For purposes of this paragraph, a Participant's resources shall be deemed to include those assets of his spouse and minor children that are reasonably available to the Participant. Property held for the Participant's child under an irrevocable trust or under the Uniform Gifts to Minors Acts will not be treated as a resources of the Participant.

                  d) A withdrawal will also be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if all of the following requirements are satisfied:

                     i) The withdrawal is not in excess of the amount necessary to satisfy the immediate and heavy financial need of the Participant,

                     ii) The Participant has obtained all withdrawals, and all non-taxable loans currently available under all Plans maintained by an Employer,

                  e) The Administrative Committee shall apply the standards set forth in this Section 19.02 of a uniformly and non-discriminatory basis to all such Participants in the Plan.

19.03. SPECIAL RULES.

                  a) Only one withdrawal may be requested under this Article Nineteen per Plan Year, unless it is for the purpose of tuition payments.

                  b) No withdrawal under this Article Nineteen shall be for less than $500 unless it is for the entire balance withdrawable.

                  c) Any amounts withdrawn by a Participant from any of his Accounts pursuant to this Article Nineteen, shall be taken into consideration in satisfying the minimum distribution rules of Section 401(a)(9) of the Code.


                                     XIX-3

                                 ARTICLE TWENTY
                                 --------------

                                      Loans

20.01. LOANS.

                  a) Effective for the Plan Year beginning January 1, 1993, a Participant (and a former Participant who is a "party in interest" as defined in ERISA) may be permitted to borrow money from this Plan, in an amount not to exceed one-half(1/2) of the non-forfeitable portion of the Participant's Accounts as of the date on which the loan is approved, less any outstanding loans made to the Participant under any other plans that are maintained by the Employer and that are qualified under Section 401(a) of the Code. In no event shall the Participant's outstanding loan balance under this plan and all other plans (as defined in Section 72(p) of the Code) that are maintained by the Employer exceed $50,000, reduced by the excess, if any, of the highest outstanding balance on such loans to such Participant during the one year period ending on the day before the date on which such loan is made, over the outstanding balance of loans from such plans to the Participant on the date on which such loan is made. No loan shall be approved if it is for an amount less than $1,000, unless it is for the full value available.

                  b) All loans shall be subject to the approval of the Administrative Committee which shall investigate each application for a loan. Loans will be permitted if the purpose of the loan meets one of the following conditions:

                     i) purchase of a residence;
                     ii) home improvement;
                     iii) education expenses; or
                     iv) other documented financial need as determined by the Administrative Committee on a uniform and non-discriminatory manner.

                  c) In addition to such rules and regulations as the Administrative Committee may adopt, all loans shall comply with the following terms and conditions:

                     i) An application for a loan by Participant shall be made in writing to the Administrative Committee whose action thereon shall be final.

                     ii) Each loan shall be supported by the borrower's collateral promissory note for the amount of the loan. The Administrative Committee may require that a Participant to whom a loan is to be made shall enter into an agreement with the Employer authorizing that repayments of principal and interest on such loan be implemented through payroll withholding.

                     iii) Interest shall be charged at a reasonable rate, shall be a rate commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances.

                     iv) The loan shall be amortized over a substantially level period with payments being made not less frequently than quarterly.

                     v) Personal loans under this Plan shall be for a term of five (5) years, or for such lesser term as the Administrative Committee agree is appropriate. Home loans shall generally be for a term of twenty-five (25) years, or for such lesser term as the Administrative Committee agree is appropriate.

                     vi) No distribution shall be made to any Participant or former Participant or Beneficiary unless and until all unpaid loans, including interest, have been fully repaid.

                     vii) Any loan to a Participant shall be treated on a segregated investment of such Participant's Accounts. To the extent that such Accounts are invested in different funding media, a loan shall be treated as a segregated investment against such funding media on a pro-rata basis, unless the Administrative Committee, in their discretion choose to apply over segregation in a different manner.

                     viii) No Participant may have more than one loan outstanding at any time.

                     ix) A Participant may take a loan from the Plan only once within any twelve (12) consecutive month period.

                  d) For the purpose of this Article Twenty, the following terms shall be defined as follows:

                     i) "home loan" - Any loan, the proceeds of which are used to acquire, construct, or rehabilitate any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Participant.

                     ii) "personal loan" - any loan under this Plan which is not a home loan under this Plan.

                  e) Loan repayments shall be invested as per the Participant's investment election in effect at the time of the installment payment.

                  f) Notwithstanding the foregoing, a loan shall be made from a Participant's Account in the following order: A) first, from the Participant's non-forfeitable interest in his Company Matching and Company Profit Sharing Account; B) second, from the Participant's Elective Contribution Account; C) third, from the Participant's Rollover Account; and D) fourth, from the Participant's Voluntary Contribution Account.

                               ARTICLE TWENTY-ONE
                               ------------------

                              Top Heavy Provisions
                              --------------------

21.01. SPECIAL DEFINITIONS. For the purposes of this Article Twenty-One, the following words and phrases shall have the meanings set forth below:

                  a) "Aggregate Account" means, as of the Determination Date, the sum of:

                     i) a Participant's account balance as of the most recent valuation date occurring within a twelve (12) consecutive month period ending on the Determination Date, including, in the case of a plan subject to the minimum funding standards of Section 412 of the Code, amounts that would be allocated to such account as of a date not later than the Determination Date even though such amounts are not yet required to be contributed to the plan by such Determination
Date:

                     ii) an adjustment for any contribution due as of the Determination Date. In the case of a plan not subject to the minimum funding standards of Section 412 of the Code, such adjustment shall be the amount of any contributions actually made after the valuation date but on or before the Determination Date. In the case of a plan that is subject to the minimum funding standards of Section 412 of the Code, such adjustment shall include any contribution made, or due to be made, after the valuation date but before the expiration of the extended payment period described in Section 412(c)(10) of the Code. In the first plan year, such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in the first plan year;

                     iii) any plan distributions made within the plan year that includes the Determination Date or within the four (4) preceding plan years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for the purposes of this Article Twenty-One to the extent that such distributions are already included in the Participant's Aggregate Account


                                     XXI-1
balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, including distributions made prior to January 1, 1984, will be counted.

                     iv) any employee contributions, whether voluntary or mandatory provided, however, that amounts attributable to "deductible employee contributions", as defined in Section 72(o)(5)(A) of the Code, if any, shall not be considered to be a part of the Participant's Aggregate Account balance.

                     v) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the employee and made from a plan maintained by one employer to a plan maintained by another employer that is not an ERISA affiliate), the Plan making the distribution or transfer shall consider such distribution or transfer as a distribution for the purposes of this Article Twenty-One.

                        If the plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider any such rollovers or plan-to-plan transfers accepted after December 31, 1983 as part of the Participant's Aggregate Account balance. However, such unrelated roll overs or plan-to-plan transfers accepted prior to January 1, 1984 shall be considered as part of the Participant's Aggregate Account balance.

                     vi) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the employee or made to a plan maintained by an ERISA affiliate), the plan making the distribution or transfer shall not count such distribution or transfer as a distribution for purposes of this Article Twenty-One. If the plan is the plan accepting such rollover or plan-toplan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

                  b) "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group, as hereinafter determined.


                                     XXI-2

                     i) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the employer in which a Key Employee is a Participant, or has been a Participant during the plan year containing the Determination Date, or in any of the four (4) preceding plan years (whether or not such plan has been terminated), and each other plan of the employer which enables any plan in which a Key Employee participates to meet the requirements of Sections 401(a)(4) or 410 of the Code during such period, will be required to be aggregated. Such group shall be known as a Required Aggregation Group. In the case of a Required Aggregation Group, each plan in the group will be considered a Top Heavy Plan or Super Top Heavy Plan, as the case may be, if the Required Aggregation Group is a Top Heavy Group, or Super Top Heavy Group, as the case may be. No plan in the Required Aggregation Group will be considered a Top Heavy Plan or Super Top Heavy Plan, as the case may be, if the Aggregation Group is not a Top Heavy Group.

                     ii) Permissive Aggregation Group: the employer may also include any other plan which provides comparable benefits but is not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would satisfy the provisions of Sections 401(a)(4) and 410 of the Code. Such group shall be known as a Permissive Aggregation Group.

                        In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan, or Super Top Heavy Plan, as the case may be, if the Permissive Aggregation Group is a Top Heavy Group, or Super Top Heavy Group, as the case may be. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

                                     XXI-3

                     iii) Only those plans of the employer, in which the Determination Dates fall within the same calendar year, shall be aggregated in order to determine whether such plans are Top Heavy or Super Top Heavy Plans.

                  c) "Determination Date" means (1) the last day of the preceding plan year, or (2) in the case of the first plan year of a Plan, the last day of such plan year.

                  d) "Key Employee" means any employee, former employee, or the beneficiary of such employee who, at any time during the plan year containing the Determination Date or any of the preceding four (4) plan years, is or was:

                     i) an "officer" (as defined within the meaning of the regulations issued under Section 416 of the Code) of the employer having annual compensation that, for a plan year, exceeds 50% of the amount referred to in
Section 415(b)(1)(A) of the Code as in effect for the calendar year in which the plan year ends. For this purpose, no more than fifty (50) Employees (or, if lesser, the greater of three (3) or ten percent of the Employees) shall be treated as officers.

                     ii) one of the ten (10) Employees owning (or considered as owning within the meaning of Section 318 of the Code) the largest percentage ownership interest in value in the employer or in any organization required to be aggregated with the Employer under Sections 414(b), (c) or (m) of the Code, if: (A) such ownership interest exceeds one- half percent (1/2%) and, (B) such employee's annual compensation during the plan year of such ownership exceeds the amount referred to in Section 415(c)(1)(A) of the Code as in effect for the calendar year in which such plan year ends.

                     iii) a "5-percent owner" of the employer. "5- percent owner" means any employee who owns (or is considered as owning within the meaning of Section 318 of the Code) more than five percent (5%) of the value of the outstanding stock of the employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the employer.

                                     XXI-4

                  v) a "1-percent owner" of the employer having an annual compensation from the employer of more than $150,000. "1- percent owner" means any employee who owns (or is considered as owning within the meaning of Section 318 of the Code) more than one percent (1%) of the value of the outstanding stock of the employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the employer.

                  v) For the purposes of determining percentage ownership in accordance with the provisions of this Article Twenty-One, employers that would otherwise be aggregated under Sections 414(b), (c) or (m) of the Code shall be treated as separate employers. However, in determining whether an employee has compensation of more than $150,000 or compensation that exceeds the threshold amounts described in this Section 21.01(d)(i) and (ii), compensation from all employers required to be aggregated under Sections 414(b), (c) or (m) of the Code shall be taken into account.

                  e) "Non-Key Employee" means any Employee who is not a Key Employee.

                  f) "Top Heavy Plan Year" means that, for a particular plan year commencing after December 31, 1983, the Plan is a Top Heavy Plan.

21.02.   DETERMINATION OF TOP HEAVY STATUS.

                  a) An Aggregation Group shall be a "Top Heavy Group" for any plan year commencing after December 31, 1983 in which, as of the Determination Date, the sum of the Present Value of Accrued Benefits of Key Employees and the Aggregate Account balances of Key Employees under all plans of an Aggregation Group exceeds sixty percent (60%) of the sum of the Present Value of Accrued Benefits and the Aggregate Account balances of all employees under the plan and all plans of the Aggregation Group.

                  b) An Aggregation Group shall be a "Super Top Heavy Group" for any plan year commencing after December 31, 1983 in which, at the Determination Date, the sum of the Present Value of Accrued Benefits of Key Employees and the Aggregate Account


                                     XXI-5
balances of Key Employees and all plans in an Aggregation Group exceeds ninety percent (90%) of the sum of the Present Value of Accrued Benefits and the Aggregate Account balances of all employees under all plans of the Aggregation Group.

                  c) "Present Value of Accrued Benefit" means, in the case of a defined benefit plan, the present value of an accrued benefit, as determined under the provisions of the applicable defined benefit plan and in compliance with Treasury Regulations Section 1.416-1(T-25 and T-26). For this purpose the accrued benefit of any employee (other than a Key Employee) shall be determined-

                     i) under the method which is used for accrual purposes for all plans of the employer, or

                     ii) if there is no method described in clause (i), as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

                  d) In determining Top Heavy status, the accrued benefit of (I) an individual who is not a Key Employee with respect to any Plan in an Aggregation Group for a Plan Year but who was a Key Employee with respect to a Plan in an Aggregation Group for a prior Plan Year and (II) an individual who performed no services for the Company of an ERISA Affiliate during the 5-year period ending on the Determination Date) shall be disregarded.


21.03. TOP HEAVY PLAN REQUIREMENTS. For any Top Heavy Plan Year, the Plan shall provide the following:

                  a) Special minimum benefit and contribution requirements of
Section 416(c) of the Code, pursuant to Section 21.04 of the plan.

                  b) Special vesting requirements of Section 416(b) of the Code, pursuant to Section 21.07 of the plan.

                                     XXI-6

                  c) Special compensation requirements of Section 416(d) of the Code, pursuant to Section 2 1.06 of the plan.

                  d) Special benefit limitations of Section 416(h) of the Code, pursuant to Section 21.05 of the plan.

21.04. MINIMUM ALLOCATIONS AND BENEFITS.

                  a) In the case of a defined contribution plan, for any Top Heavy Plan Year, the sum of employer contributions and forfeitures allocated to the account of each Non-key Employee who is a Participant and who has not terminated employment by the end of such Plan Year (including (A) Participants who fail to complete at least 1,000 Hours of Service during the Plan Year, (B) employees who are excluded from the plan or accrue no benefit because their compensation is less than a stated amount, and (C) employees who are excluded from the Plan or accrue no benefit because they fail to make mandatory contributions, or, in the case of a plan intended to qualify under Section 401(k) of the Code, elective contributions) shall be equal to at least three percent (3%) of such Non-key Employee's compensation. However, should the sum of the employer's contributions and forfeitures allocated to the account of each Key Employee for such Top Heavy Plan Year be less than three percent (3%) of each such Key Employee's compensation, the sum of the employer's contributions and forfeitures allocated to the account of each Non-key Employee who is a Participant (including the employees referred to in the preceding sentence) shall be equal to the highest percentage allocated to the account of a Key Employee. The preceding sentence shall not apply to any plan required to be included in an Aggregation Group if such plan enables a defined benefit plan required to be included in an Aggregation Group to meet the requirements of
Section 401(a)(4) or Section 410 of the Code. For purposes of satisfying the minimum contribution requirements of this subparagraph, an employee's elective deferrals under a cash or deferred arrangement (as defined in Section 401(k) of the Code) and any contributions made by an employer that are treated as matching contributions for purposes of


                                     XXI-7
either Section 401(k)or Section 401(m) of the Code shall not be treated as an employer contribution.

                  b) In the case of a defined benefit plan, for any Top Heavy Plan Year, the accrued benefit, when expressed as an Annual Retirement Benefit (as defined below), of a Participant who is a Non-key Employee and who has completed at least one thousand (1,000) Hours of Service during the plan year (including employees who are excluded from the Plan or accrue no benefit because their compensation is less than a stated amount and employees who are excluded from the plan or accrue no benefit because they fail to make mandatory contributions) shall not be less than the product of (A) the number of years of Top Heavy Service (as defined below), and (B) two percent (2%) of the Participant's average compensation during the period of the five (5) consecutive years of Top Heavy Service during which the Participant had the greatest aggregate compensation. However, under no circumstances will such product exceed twenty percent (20%) of the average compensation.

                     i) The foregoing defined benefit minimum shall be determined without regard to any Social Security contribution or benefit.

                     ii) "Annual Retirement Benefit" means a benefit which commences at age 65 and is payable annually in the form of a single life annuity.

                     iii) A "year of Top Heavy Service" shall be a Year of Service which is credited for benefit accrual purposes during a Top Heavy Plan Year.

                  c) Notwithstanding anything herein to the contrary, in any plan year in which a Non-key Employee participates in both a defined benefit plan and a defined contribution plan, and both such plans are Top Heavy Plans, the employer shall not be required to provide a Non-key Employee with both the defined benefit


                                     XXI-8
minimum and the defined contribution minimum. Therefore, for such Non-key Employee who is participating in a Top Heavy defined benefit plan maintained by the employer, the defined benefit minimum, as provided under Section 21.04(b) above, shall accrue and the defined contribution minimum shall not be applicable.

21.05. MULTIPLE PLAN REDUCTION FOR TOP HEAVY PLAN YEARS.

                  a) For any Top Heavy Plan Year, 1.0 shall be substituted for
1.25 in Section 5.03, wherever it shall apply, unless (1) the defined contribution minimum is made pursuant to Section 21.04(a) with "four percent (4%)" substituted for "three percent (3%)", or (2) the defined benefit minimum accrues pursuant to Section 21.04(b) with "three percent (3%)" substituted for "two percent (2%)", and "thirty percent (30%)" substituted for "twenty percent (20%)". However, for any plan year in which the plan is a Super Top Heavy Plan,
1.0 shall be substituted for 1.25 without exception.

                  b) For any Top Heavy Plan Year, $41,500 shall be substituted for $51,875 in determining the "transition fraction" defined in Section 5.04, unless the extra minimum benefit accrual is made pursuant to Section 21.05(a). However, for any limitation year in which the Plan is a Super Top Heavy Plan, $41,500 shall be substituted for $51,875 without exception.

21.06. MINIMUM VESTING.

                  For any Top Heavy Plan Year, the vested interest of each Participant who has been credited with at least one (1) Hour of Service during such Top Heavy Plan Year in his accrued benefit (including benefits accrued before the effective date of Section 416 of the Code and before the plan became a Top Heavy Plan, but not including benefits that were forfeited before the plan became a Top Heavy Plan) shall not be less than the vested percentage specified in Article Eleven of the Plan, nor less than the applicable percentage indicated by the following minimum vesting schedule:


                                     XXI-9

                                                           Minimum
                                                            Vesting
                  Years of Service                         Percentage
                  ----------------                         ----------

                  Less than 2                                  0%
                           2                                  20%
                           3                                  40%
                           4                                  60%
                           5                                  80%
                           6 or more                         100%

         Should the plan cease to be a Top Heavy Plan, this minimum vesting schedule shall no longer apply provided, however, that: (a) a Participant's vested percentage shall not be less than his vested percentage determined pursuant to the above minimum vesting schedule as of the end of the last Top Heavy Plan Year, and (b) such reversion to the original vesting schedule of the plan shall be treated as a change in the Plan's vesting schedule so that the provisions of Section 15.03(b) of this Plan shall apply.

         For purposes of this Section 21.06, Years of Service during which neither the Company nor any ERISA Affiliate maintained the Plan, Years of Service completed by an employee before he attained age 18, and Years of Service that are disregarded under Section 11.02, shall be disregarded.


                                     XXI-10

                               ARTICLE TWENTY-TWO
                               ------------------

                                  Miscellaneous
                                  -------------

22.01. INTERPRETATION OF THE PLAN AND TRUST. It is the intention of the Company that the Plan, and the Trust established to implement the Plan, shall comply with the provisions of Sections 401 and 501 of the Code and the requirements of ERISA, and the corresponding provisions of any subsequent laws, and the provisions of the Plan shall be construed to effectuate such intention.

22.02. GENDER AND NUMBER. Wherever appropriate, words used in the Plan in the singular may mean the plural, the plural may mean the singular and the masculine may mean the feminine.

22.03. COUNTERPARTS. This document may be executed in counterparts, all of which taken together shall constitute a complete document.


                                     XXII-1

                  IN WITNESS WHEREOF, this Plan has been executed this 22nd day of December, 1994.

                                      KROLL ASSOCIATES, INC.

                                      BY: /s/ Robert J. McGuire
                                          --------------------------------
                                          Robert J. McGuire
                                          President and Chief Operating
                                          Officer

ATTEST:



Robert Connolly
---------------
Robert Connolly
Secretary

                                   APPENDIX I
                                   ----------

                           List of Adopting Employers
                           --------------------------

The following employers have adopted the Kroll Associates 401(k) Savings for their employees.

        -        KROLL INFORMATION SERVICES, INC.

        - KROLL ENVIRONMENTAL ENTERPRISES, INC. - An Employee's Years of Service shall be measured from the earlier of (i) his most recent date of hire with Harrison Environmental Services, Inc., or (ii) his date of hire with Harrison/Kroll Environmental Services, Inc., or (iii) Kroll Environmental Services.

        -        KROLL ELECTRONIC RECOVERY, INC.

INTERNAL REVENUE SERVICE
DISTRICT DIRECTOR                                     DEPARTMENT OF THE TREASURY
G.P.O. BOX 1680
BROOKLYN, NY  11202

                                     Employer Identification Number:
                                           11-2286880
Date:  Apr. 29, 1993                 File Folder Number:
                                           113016295
                                     Person to Contact:
                                           SUSAN CHEN
KROLL ASSOCIATES INC.                Contact Telephone Number:
900 THIRD AVENUE                           (212)264-3897
NEW YORK, NY  10022                  Plan Name:
                                      KROLL ASSOCIATES 401K SAVINGS PLAN
                                          AND TRUST
                                     Plan Number:  003

Dear Applicant:

         We have made a favorable determination on your plan, identified above, based on the information supplied. Please keep this letter in your permanent records.

         Continued qualification of the plan under its present form will depend on its effect in operation. (See section 1.401- 1(b)(3) of the Income Tax Regulations.) We will review the status of the plan in operation periodically.

         The enclosed document explains the significance of this favorable determination letter, points out some features that may effect the qualified status of your employee retirement plans and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

         This letter relates only to the status of your plan under the Internal Revenue Code. It is not a determination regarding the effect of other federal or local statutes.

         This determination letter is applicable for the plan adopted on Dec. 31, 1991.

         This letter is based upon the certification and demonstrations you submitted pursuant to Revenue Procedure 91-66. Therefore, the certification and demonstrations are considered an integral part of this letter. Accordingly, YOU MUST KEEP A COPY OF THESE DOCUMENTS AS A PERMANENT RECORD OR YOU WILL NOT BE ABLE TO RELY ON THE ISSUES DESCRIBED IN REVENUE PROCEDURE 91-66.

         The information on the enclosed addendum is an integral part of this determination. Please be sure to read and keep it with this letter.

         We have sent a copy of this letter to your representative as indicated in the power of attorney.

KROLL ASSOCIATES INC.

         If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                                     Sincerely, yours,

                                                     /s/ Herbert J. Huff

                                                     Herbert J. Huff
                                                     District Director

Enclosures:
Publication 794
PHBA 515
Addendum

KROLL ASSOCIATES INC.

         "Effective January 1, 1993, all qualified plans, including this plan, must comply with Code section 401(a)(31). In general, section 701(a)(31) requires plans to permit participants to elect to have an eligible retirement distribution paid directly to an eligible retirement plan in a direct rollover. This requirement applies to distributions made on or after January 1, 1993. Because your application was submitted before January 1, 1993, the Service did not review this plan for compliance with section 401(a)(31). Accordingly, the scope of this determination letter does not extend to the plan's compliance with section 401(a)(31), and this determination letter may not be relied upon with respect to that issue. For more details, see Revenue Procedure 93-12, 1993-3 I.R.B.

                                 TRUST AGREEMENT

                                    under the

                          KROLL ASSOCIATES 401(K) PLAN
                          ----------------------------
                                 (name of Plan)




This TRUST AGREEMENT is between KROLL ASSOCIATES, INC., a Delaware corporation with its principal office at 900 3rd Ave, New York, New York 10022 (the "employer") and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association with an office at Chase Square, Rochester, New York 14643, as Trustee, to amend and restate the Trust maintained under the KROLL ASSOCIATES 401(k) the Plan), effective as of August 1, 1994. This Trust is intended to be a qualified trust exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I
                                    ---------


                          GENERAL DUTIES OF THE PARTIES

SECTION 1.1. General Duties of Employer.
             --------------------------

         The Employer shall provide the Trustee with a certified copy of the Plan and with copies of all amendments promptly upon their adoption and shall certify to the Trustee the names and specimen signatures of those individuals responsible for the administration of the Plan (individually and collectively referred to in this Agreement as the "Administrator"). Each person so certified to the Trustee as the Administrator shall have full authority to act as the Administrator for purposes of this Agreement. The Employer shall make its contributions as the same may be appropriated by due corporate action. Contributions may be in cash or in other property acceptable to the Trustee. The Employer shall keep accurate books and records with respect to its employees and their compensation.

SECTION 1.2. Funding Policy.
             --------------

         From time to time the Administrator shall communicate in writing to the Trustee, and to any Investment Manager who may have been appointed, the current funding policy and method that have been established to carry out the objectives of the Plan.

SECTION 1.3. General Duties of Trustee.
             -------------------------

         The Trustee shall hold all property received by it under this Agreement, which, together with any income, gains and additions, shall constitute the Trust Fund. The Trustee shall manage, invest and reinvest the Trust Fund (except as otherwise provided in this Agreement), collect the income, and make payments as provided in this Agreement. The Trustee shall be responsible only for the property actually received by it under this Agreement. It shall have no duty or authority to compute any amount to be paid to it by the Employer or to bring any action or proceeding to enforce the collection from the Employer of any contribution to the Trust Fund.

                                   ARTICLE II
                                   ----------

                   INVESTMENT, ADMINISTRATION AND DISBURSEMENT
                                OF THE TRUST FUND


SECTION 2.1. Eligible Investments for the Trust Fund.
             ---------------------------------------

         The Trust Fund may be invested in any real, personal, or mixed property, regardless of where it is situated and whether or not it is productive of income or consists of wasting assets. Eligible investments include, without limitation, common and preferred stocks, bonds, notes, debentures, financial futures and options, swaps and other derivatives, convertible securities, mortgages (including, without limitation, any collective or part interest in any bond and mortgage or note and mortgage), certificates of deposit, demand or time deposits (including any deposit with the Trustee or an affiliate of the Trustee), shares of investment companies and mutual funds, interests in partnerships and trusts, insurance policies and contracts, and oil, mineral or gas properties, royalties, interests or rights (including related equipment). Investments shall not be limited to the classes of property in which trustees are authorized to invest trust funds by any law or rule of any court or state. Nevertheless, the Trust Fund shall not be invested in any stock or securities of the Employer or the Company except as permitted by law. Investments may be made without regard to the proportion any property may bear to the entire amount of the Trust Fund, provided, however, that, except as otherwise provided in this Agreement, investments shall be so diversified as to minimize the risk of large losses unless it is clearly prudent not to do so under the circumstances in the sole judgment of the Trustee or Investment Manager, as the case may be. Any property received at any time by the Trustee may be retained in the Trust Fund.

SECTION 2.2. Investment Management Responsibilities of the Trustee.
             -----------------------------------------------------

         (a) The Trustee shall manage, invest, and reinvest the Trust Fund in its discretion, except to the extent otherwise provided in Sections 2.3 or 2.4.

         (b) The Trustee may invest and reinvest any assets under its management collectively with funds of other pension and profit-sharing trusts exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code") by reason of qualifying under Section 401(a) of the Code either in short term obligations selected by the Trustee or by investment collectively with other funds through the medium of one or more collective investment funds which have been or may be established and maintained by it or any bank affiliated with it. Any investment in a collective investment fund shall be subject to the terms of the instrument or instruments governing the fund.

         (c) Any Investment Manager appointed under Section 2.3 may delegate to the Trustee authority by written authorization to invest any specified portion of the assets managed by the Investment Manager, in the Trustee's sole discretion, in short term obligations or in one or more mutual funds which invests primarily in short-term obligations. The Trustee may make these investments collectively with other funds, including without limitation through the medium of one or more collective investment funds. Any such collective investment fund shall be managed by the Trustee or any bank affiliated with it in its sole discretion.

         (d) The Trustee shall have all the investment powers given to trustees by applicable law. Without limiting this grant of authority, the Trustee shall have the power:

             (i) To sell or exchange any property at public or private sale for cash or on credit and to grant options for the purchase or exchange of that property;

             (ii) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to any property held in the Trust Fund, and to consent to or oppose such a plan or any action under such a plan, or any contract, lease, mortgage, purchase, sale or other action by any person or corporation;

             (iii) To exercise conversion and subscription rights pertaining to any property held in the Trust Fund;

             (iv) To extend the time of payment of any obligation held in the Trust Fund;

             (v) To enter into stand-by agreements for future investment, either with or without a stand-by fee; and

             (vi) To hold uninvested, without liability for interest thereon, any moneys received by the Trustee until the same shall be reinvested or disbursed.

         Nevertheless, the Trustee shall exercise these powers only with respect to assets of the Trust Fund which are under its management or, with respect to assets which are not under its management in accordance with the direction of an Investment Manager, the Administrator, or a Participant, as the case may be.


         (e) THE TRUSTEE IS AUTHORIZED TO INVEST ASSETS UNDER ITS MANAGEMENT FROM TIME TO TIME IN REGISTERED INVESTMENT COMPANIES TO WHICH IT OR AN AFFILIATE ACTS AS INVESTMENT ADVISER OR PROVIDES OTHER SERVICES. FROM TIME TO TIME THE TRUSTEE SHALL DETERMINE THE TRUST'S PRO RATA SHARE OF ANY FEES RECEIVED BY THE TRUSTEE OR ITS AFFILIATES FROM THE INVESTMENT COMPANY FOR SERVICES RENDERED (WHETHER OR NOT FOR INVESTMENT ADVISORY SERVICES). THE TRUSTEE THEN SHALL REDUCE THE COMPENSATION PAYABLE TO THE TRUSTEE UNDER THIS AGREEMENT BY AN AMOUNT EQUAL TO THE TRUST'S PRO RATA SHARE OF THOSE FEES. ALTERNATIVELY, IF THE TRUSTEE AND THE

ADMINISTRATOR SO AGREE, THE TRUSTEE SHALL WAIVE ITS COMPENSATION UNDER THIS AGREEMENT FOR THAT PORTION OF THE TRUST FUND WHICH IS INVESTED IN ANY SUCH INVESTMENT COMPANY FOR THE DURATION OF THE INVESTMENT. NEVERTHELESS, NOTHING IN THIS SUBSECTION SHALL REQUIRE ANY OFFSET OF THE TRUSTEE'S COMPENSATION OR REIMBURSEMENT FOR ANY FEE WHICH THE TRUSTEE RECEIVES FROM AN INVESTMENT COMPANY WITH RESPECT TO AN INVESTMENT MADE BY AN INVESTMENT MANAGER OR THE ADMINISTRATOR UNDER SECTION 2.3 OR AT THE DIRECTION OF A PARTICIPANT UNDER SECTION 2.4.

         (f) Except as provided in the next sentence, the Trustee shall have the power in its discretion to exercise all voting rights with respect to any investment held in the Trust Fund and to grant proxies, discretionary or otherwise. The Trustee shall not exercise its discretion, however, with respect to voting any securities which are under the management of an Investment Manager. In that case the Trustee shall send the Investment Manager all proxies and proxy materials relating to the applicable securities, signed by the Trustee without indication of voting preference, and the Investment Manager shall exercise all voting rights with respect to them. Additionally, except as otherwise required by law, the Trustee shall not exercise its discretion with respect to the voting of securities issued by the Employer or any of its affiliates which are held subject to the direction of Participants (the "Employer Securities"). The Trustee shall send all proxies and proxy materials relating to the Employer Securities to the appropriate Participants. Moreover, unless the Plan provides otherwise, the Trustee shall allocate the votes for any Employer Securities for which a Participant fails to complete a proxy in proportion to the Participants' vote of the remaining Employer Securities.

SECTION 2.3. Management by Investment Managers or the Administrator.
             ------------------------------------------------------

         (a) IN GENERAL. From time to time the Administrator shall specify by written notice to the Trustee whether the investment of the Trust Fund shall be managed in whole or in part by the Trustee, one or more investment managers appointed by the Board of Directors of the

Employer (each an "Investment Manager"), or the Administrator. If the investment management of the Trust Fund is to be shared, the notice shall specify how the investment responsibility is to be divIded with respect to assets, classes of assets or separate investment funds. Each Investment Manager shall either (i) be registered as an investment adviser under the Investment Advisers Act of 1940,
(ii) be a bank, as defined in that Act, or (iii) be an insurance Employer qualified to perform investment management services under the laws of more than one state.

         (b) Management by Investment Managers.
             ---------------------------------

             (i) If investment of the Trust Fund is to be managed in whole or in part by one or more Investment Managers, the Trustee shall be given copies of the instruments appointing the Investment Manager, evidencing its acceptance of the appointment and acknowledging that it is a fiduciary of the Plan, and a certificate evidencing the Investment Manager's registration under the Investment Advisers Act. The Trustee may continue to rely upon these instruments and that certificate until otherwise notified in writing by the Administrator.

             (ii) The Trustee shall follow the directions of the Investment Manager regarding the investment and reinvestment of the Trust Fund, or that portion of the Trust Fund as shall be under management by the Investment Manager. The Trustee shall be under no duty or obligation to review any investment to be acquired, held or disposed of in accordance with those directions or to make any recommendations with respect to the disposition or continued retention of any investment under the Investment Manager management. The Trustee shall have no liability or responsibility for acting without question on the direction of, or failing to act in the absence of any direction from, the Investment Manager, unless the Trustee knows that, as a result, it will be participating in a breach of fiduciary duty by the Investment Manager.

             (iii) The Investment Manager at any time and from time to time may issue orders directly to a broker for the purchase or sale of securities. In order to facilitate those transactions, the Trustee shall execute and deliver appropriate trading authorizations upon request. Written or electronic notification of the issuance of each order given directly to a broker shall be given promptly to the Trustee by the Investment Manager. The execution of each order shall be confirmed to the Trustee by the broker. The notification shall be authority for the Trustee to pay for securities purchased against receipt and to deliver securities sold against payment, as the case may be.


             (iv) If an Investment Manager should resign or be removed by the Employer, the Employer shall give the Trustee written notice of the resignation or removal. Upon receipt of the notice, the Trustee shall manage the investment of the Trust Fund unless and until it shall be notified of the appointment of another Investment Manager.

         (c) Management by the Administrator
             -------------------------------

             (i) If the Plan so provides, the Administrator may direct any or all investments of the Trust Fund, and the Trustee generally shall follow the directions of the Administrator regarding the investment and reinvestment of any part of the Trust Fund. Investments made at the direction of the Administrator may consist to the extent authorized by the plan of investments in group annuity contracts containing terms and conditions acceptable to the Administrator, investment companies, collective pension and profit sharing trusts sponsored by financial institutions not affiliated with the Trustee, real estate investment trusts, guarantied investment contracts, deposits at banks and other depository institutions, and any other investment, provided that, for any investment directed by the Administrator, the investment is reasonably satisfactory to the Trustee from a systems and operations standpoint. The terms and conditions of the declaration of trust for any such collective pension and profit sharing trust are incorporated herein by reference. If the Administrator and the Trustees agree in writing, the Administrator may transmit the funds directly to third parties such as insurance companies, investment companies, or dealers to settle any investment transaction directed by the Administrator.

             (ii) The Trustee shall be under no duty or obligation to review any investment to be acquired, held, or disposed of in accordance with the Administrator's directions or to make any recommendations with respect to the acquisition, disposition, or continued retention of any investment directed by the Administrator. Nevertheless, the Trustee may refuse to comply with any direction of the Administrator, or dispose of any investment held at the direction of the Administrator and reinvest the proceeds, if it reasonably determines that It may be required to take such an action under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         (d) NOTWITHSTANDING SECTION 2.2(e), THE TRUSTEE MAY RETAIN, WITHOUT OFFSET AGAINST ANY FEE OWE[) TO IT UNDER THIS AGREEMENT, ANY REASONABLE FEES PAID TO IT, OR TO ANY OF ITS AFFILIATES, BY ANY PERSON FOR THE PROVISION OF INVESTMENT ADVISORY, SHAREHOLDER SERVICING, ADMINISTRATIVE, CUSTODIAL, SPONSORSHIP, DISTRIBUTION, OR SIMILAR SERVICES TO ANY REGISTERED INVESTMENT COMPANY, OR TO ANY COLLECTIVE PENSION AND PROFIT-SHARING TRUST WHICH IS EXEMPT FROM TAX BY REASON OF SECTION 501(a) OF THE CODE, IN WHICH ANY INVESTMENT MANAGER (OR THE ADMINISTRATOR) MAY INVEST ASSETS OF THE TRUST FUND.

SECTION 2.4. Direction of Investments by Participants.
             ----------------------------------------

         (a) If the Plan so provides, Participants may direct the investment of assets held in their respective individual account or accounts in investment alternatives selected by the Administrator or set forth in the Plan document or Plan adoption agreement, as the case may be (each an "Investment Alternative"). The Administrator may select as Investment Alternatives collective investment funds managed by the Trustee, portfolios of assets managed by the Trustee or an Investment Manager as the case may be, or other Investment Alternatives (including registered investment companies) acceptable to the Trustee from an administration and operations standpoint.

         (b) The Trustee may establish rules and procedures from time to time for the direction of investments by Participants. Instructions provided to the Trustee in accordance with this subsection 2.4(b) for the direction of investments shall be deemed a certification by the Administrator and the Employer that the investment is (i) in accordance with the terms of the Plan, (ii) in accordance with the investment instructions of the Participant if provided by the Administrator or some other person designated by the Administrator on the Participant's behalf and (iii) complies with applicable law and is otherwise proper. The Trustee shall be fully protected in relying on the truth of any instruction or representation which purports to be given in accordance with this subsection and shall have no duty to investigate the accuracy or authenticity of such an instruction or representation.

         (c) Participants directing their investments shall be solely responsible for the designation of investments for their individual accounts, and neither the Trustee nor any Investment Manager shall be responsible or have any authority with respect to any such designation except for complying with ERISA and with investment directions provided by the Participants in accordance with this Agreement and any procedures established by the Trustee. Further, neither the Trustee nor any Investment Manager shall be obligated to review investments held in any of these Participants' accounts or be responsible for the failure of any Participant to diversify investments. Nevertheless, the Trustee or an Investment Manager, as the case may be, shall remain responsible under this Agreement for the management of any collective investment fund or other portfolio of assets selected as an Investment Alternative (other than a registered investment company) which it manages.

         (d) NOTWITHSTANDING SECTION 2.2(e), THE TRUSTEE MAY RETAIN, WITHOUT OFFSET AGAINST ANY FEE OWED TO IT UNDER THIS AGREEMENT, ANY REASONABLE FEES PAID TO IT, OR TO ANY OF ITS AFFILIATES, BY ANY PERSON FOR THE PROVISION OF INVESTMENT ADVISORY, SHAREHOLDER SERVICING, ADMINISTRATIVE, CUSTODIAL, SPONSORSHIP, DISTRIBUTION, OR SIMILAR SERVICES TO ANY REGISTERED INVESTMENT COMPANY OR TO ANY COLLECTIVE PENSION AND PROFIT-SHARING TRUST WHICH IS EXEMPT FROM TAX BY REASON OF SECTION 501(a) OF THE CODE WHICH THE ADMINISTRATOR SELECTS AS AN INVESTMENT ALTERNATIVE.

         (e) If the Administrator selects one or more investments managed by the Trustee as Investment Alternatives, the Trustee shall invest in its discretion in accordance with Section 2.2, those Trust Fund assets which Participants may direct from time to time to the alternatives managed by the Trustee. Nevertheless, the Trustee's investments shall be in accordance with investment objectives selected by the Administrator and shall be made without regard to the Trust Fund's other investments on behalf of those Participants. Further, the Trustee's investments may be made without regard to the proportion any property may bear to the entire amount of the Trust Fund, provided, however, that investments within an Investment Alternative managed by the Trustee shall be so diversified as to minimize the risk of large losses within that Investment Alternative unless it is clearly prudent not to do so under the circumstances in the sole judgment of the Trustee.

         (f) Investment Alternatives consisting of registered investment companies for which the Trustee or any of its affiliates acts as investment adviser shall not be considered to be Investment Alternatives managed by the Trustee for purposes of this Agreement. Neither the Trustee nor any of its affiliates assumes any fiduciary responsibility to the Trust or the participants with respect to the management of such a registered investment company except as may otherwise be provided in the investment advisory agreement with the investment company or the Investment Company Act of 1940.

(g) If the Employer intends that, with respect to any portion of the Trust which is invested in accordance with this Section 2.4, the Plan shall qualify as an "ERISA Section 404(c) Plan," as that term is defined in Regulation Section 2550.404c-1 of the United States Department of labor or any successor to that regulation. The Employer and the Administrator shall be solely responsible for the Plan satisfying the various criteria set forth in that regulation for qualification as an ERISA Section 404(c) Plan. Thus, among other things, the Employer and the Administrator shall be solely responsible for satisfying the regulation's criteria with respect to selecting a broad range of investment alternatives among which Participants may designate investments of their accounts, providing Participants with adequate information concerning the designated investment alternatives, and restricting the frequency with which

Participants may issue investment instructions.

SECTION 2.5. Administrative Powers of Trustee.
             --------------------------------

         The Trustee shall have power in its discretion:

                  (a) To cause any investment to be registered and held in the name of one or more of its nominees, or one or more nominees of any system for the central handling of securities, without increase or decrease of liability;

                  (b) To collect and receive any and all money and other property due to the Trust Fund and to give full discharge for the money or property;

                  (c) To settle, compromise or submit to arbitration any claims debts or damages due or owing to or from the Trust; to commence or defend suits or legal proceedings to protect any interest of the Trust; and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal;

                  (d) To organize under the laws of any state a corporation for the purpose of acquiring and holding title to any property which it is authorized to acquire under this Agreement and to exercise with respect to that corporation any or all of the powers set forth in this Agreement;

                  (e) To manage, operate, repair, improve, develop, preserve, mortgage or lease for any period any real property or any oil, mineral or gas properties, royalties, interests or rights held by it directly or through any corporation, either alone or by joining with others, using other Trust assets for any of such purposes; to modify, extend, renew, waive or otherwise adjust any or all of the provisions of any such mortgage or lease; and to make provision for amortization of the investment in or depreciation of the value of such property; and

                  (f) To borrow money from others, to issue its promissory note or notes, and to secure repayment by pledging any property; in its possession. Nevertheless, no loan or advance shall be made by the Trustee other than temporary advances to the Trust Fund, on a cash or overdraft basis, on which no interest is payable.

                  (g) To employ accountants, actuaries, brokers, appraisers, counsel and others deemed necessary by the Trustee in its administration of the Trust and to pay from the Trust Fund the reasonable compensation and expenses for such services;

                  (h) To pay from the Trust fund all expenses of the Plan and Trust, including all taxes and all reasonable fees and expenses of the Trust; and

                  (i) Generally to do all acts, whether or not expressly authorized, which the Trustee may deem necessary or desirable for the protection of the Trust Fund.

SECTION 2.6. Trustee's Authority.
             -------------------

         Persons dealing with the Trustee shall be under no obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction.

SECTION 2.7. Payments and Distributions from Trust Fund.
             ------------------------------------------

         (a) The Trustee shall make payments, transfers, and distributions from the Trust Fund in accordance with any written directions of the Administrator. The Trustee shall not be responsible for the application of any payment, transfer, or distribution made to a paying agent at such time or times and to such person or persons, including, for example, a paying agent or agents designated by the Administrator or the Administrator as paying agent. (Any cash or property so paid or delivered to any paying agent shall be held in trust by the payee until it is disbursed in accordance with the Plan.) The Trustee shall comply with directions to transfer and deliver any part of the Trust Fund to any other trust established for the purpose of funding benefits under the Plan or under any other plan qualifying under Section 401 of the Code established for the benefit of Participants in the Plan or their beneficiaries by the Employer or any successor or transferee of the Employer, but only if the transfer conforms with the requirements of Federal law. Neither during the existence nor upon the discontinuance of the Plan shall any part of the Trust Fund be used for or diverted to purposes other than for the exclusive benefit of the employees of the Employer or their beneficiaries, except as provided by law or in Section 7.2. Any written direction of the Administrator shall constitute a certification that the distribution or payment so directed is one which the Administrator is authorized to direct.

         (b) The Trustee may make any distribution or payment required to be made by it by mailing its check for the specified amount, or delivering the specified property, to the person to whom such distribution or payment is to be made, at the address which may have been last furnished to the Trustee. If no such address shall have been so furnished, the Trustee may make the distribution or payment to that person in care of the Employer or the Administrator) or (if so directed by the Administrator) by crediting the account of that person or by transferring funds to such person's account by bank wire or transfer.

SECTION 2.8. Loans to Participants.
             ---------------------

         If specified in the Plan, the Trustee (or, if loans are treated as Directed Investments under the Plan, the Administrator) may, in the Trustee's (or, if applicable, the Administrator's) sole discretion, make loans to Participants or Beneficiaries as provided in the Plan.


                                   ARTICLE III
                                   -----------

                  ADDITIONAL PROVISIONS RELATING TO THE TRUSTEE

SECTION 3.1. Authority of Individuals designated as the Administrator.
             --------------------------------------------------------

         (a) The Trustee may continue to rely on the authority of each person designated by the Employer as the Administrator until notified in accordance with Section 1.1 that that person has ceased to act in that capacity. If at any time no Administrator has been appointed, the Board of Directors of the Employer (or, if the Employer is a partnership, its management committee) shall be deemed to be the Administrator.

         (b) The Administrator may appoint employees of the Employer to act on its behalf on matters relating to the Trust Fund and this Agreement, and, from time to time, it shall certify to the Trustee the name or names of any person or persons so authorized to act. The Trustee may continue to rely on the authority of a person to act for the Administrator until the Administrator notifies the Trustee that that person is no longer authorized to act for the Administrator.

SECTION 3.2. Action by the Employer, the Administrator or its Designate;
             -----------------------------------------------------------
             Notices.
             -------

         (a) The Trustee may rely upon any certificate, notice or direction purporting to have been signed by or on behalf of the Administrator which the Trustee believes to have been signed by the Administrator or the person or persons authorized to act for the Administrator. The Trustee also may rely upon any certificate, notice, or direction of the Employer which the Trustee believes to have been signed by a duly authorized officer or agent of the Employer.

         (b) Communications to the Trustee shall be sent to the Trustee's office or to any such other address as the Trustee may specify. No communication shall be binding upon the Trust Fund or the Trustee until it is received by the Trustee. Communications to the Administrator or to the Employer shall be sent to the Employer's principal office or to any other address as the Employer may specify.

SECTION 3.3.  Advice of Counsel or Administrator.
              ----------------------------------

         The Trustee may consult with any legal counsel, including its internal legal staff and counsel to the Employer or the Administrator, with respect to the construction of this Agreement, its duties, or any act which it proposes to take or omit and shall be protected fully with respect to any action or omission taken in reasonable reliance on the advice received. The Trustee may pay the reasonable fees and expenses of any such counsel (including the allocated cost of internal counsel) from the Trust Fund.

SECTION 3.4.  Responsibility of the Trustee.
              -----------------------------

         (a) The Trustee shall discharge its duties under this Agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with similar matters would use in the conduct of an enterprise of a like character and with like aims. The Trustee shall not be liable for any loss sustained by the Trust Fund by reason of the purchase, retention, sale or exchange of any investment in good faith and in accordance with the provisions of this Agreement and of any applicable Federal law.

         (b) The Trustee's duties and obligations shall be limited to those expressly imposed upon it by this Agreement, notwithstanding any reference to the Plan.

SECTION 3.5. Indemnification of the Trustee.
             ------------------------------

         (a) The Employer shall indemnify, hold harmless, and defend the Trustee, its affiliates, and their officers, agents and employees from and against all damages, claims, losses, liabilities, demands, penalties, obligations, costs, disbursements, and expenses (including, for example, attorneys' and experts' fees, expenses, and disbursements) which it or they may receive, suffer or incur, arising out of or resulting from the performance of the Trustee's responsibilities with respect to the Trust, except to the extent that the same is determined to be the result of the negligence or wilful misconduct of the Trustee or its affiliates or their officers, agents, or employees.

         (b) Additionally, the Employer and the Trust, jointly and separately, shall indemnify, hold harmless, and defend the Trustee, its affiliates, and their officers, agents and employees from and against all damages, claims, losses, liabilities, demands, penalties, obligations, costs, disbursements, and expenses (including, for example, attorneys and experts' fees, expenses, and disbursements) which it or they may receive, suffer or incur arising out of or resulting from the performance of the Trustee s responsibilities with respect to the Trust, except to the extent that tile same is determined to be the result of the negligence or wilful misconduct of the Trustee or its affiliates or their officers, agents, or employees.

SECTION 3.6. Delegation
             ----------

         The Trustee may delegate its authority (other than the management and control of the Trust Fund) to one or more persons or entities provided its delegation is prudent. The Trustee shall not be liable for any error or omission by any such delegee provided that the delegation was prudent and the Trustee monitored the performance of the delegee from time to time in a prudent manner.

SECTION 3.7. Retention of the Trustee as Agent.
             ---------------------------------

         The Employer, the Administrator or both at any time may employ the Trustee as agent to perform any act, keep any records or accounts, or make any computations required of the Employer or the Administrator by this Agreement or the Plan. Nothing done by the Trustee as agent shall affect its responsibility or liability as Trustee.

SECTION 3.8. Expenses and Compensation.
             -------------------------

         The Trustee shall pay from the Trust Fund its reasonable expenses of management and administration of the Trust including, for example, reasonable compensation of counsel and of any agents engaged by the Trustee to assist it in the management and administration of the Trust Fund, to the extent they are not paid by the Employer. When directed by the Administrator to do so, the Trustee shall also pay from the Trust Fund any specified expenses of administration of the Plan. The Trustee shall be entitled to reasonable compensation for its services as Trustee, to be paid from the Trust Fund from time to time unless first paid by the Employer.

                                   ARTICLE IV
                                   ----------

                         RECORDS-SETTLEMENT OF ACCOUNTS

SECTION 4.1. Records.
             -------

         The Trustee shall keep accurate and detailed accounts of all receipts, disbursements, investments, and other transactions of the Trust and all accounts, books and records relating thereto. The Trustee shall not be required to keep records as to the contributions or earnings or losses of the Trust Fund credited or debited to individual Participants, or to the benefits to which individual Participants are entitled, except to the extent provided in a separate written agreement between the Employer and the Trustee. Financial statements, books and records with respect to the Trust Fund shall be open to inspection by the Employer or the Administrator or their representatives upon reasonable notice at all reasonable times during business hours of the Trustee and may be audited not more frequently than once in each fiscal year by an independent certified public accountant engaged by the Administrator.

SECTION 4.2. Settlement of Accounts of Trustee and Administrator.
             ---------------------------------------------------

         (a) Within 90 days after the close of each year, or any termination of the duties of the Trustee, the Trustee shall prepare, sign and mail to the Employer an account of its acts and transactions as Trustee. If the Employer finds the account to be correct, the Employer shall so inform the Trustee in writing, and the account shall then become an account stated as between the Trustee and the Employer. If within 90 days after receipt of the account or any amended account the Employer has neither indicated its acceptance in writing to the Trustee, nor given the Trustee written notice of any objection to any act or transaction of the Trustee, the account or amended account shall then become an account stated as between the Trustee and the Employer.

If any written notice of objection has been sent to the Trustee, and if the Employer is satisfied that it should be withdrawn or if the account is adjusted to its satisfaction, the Employer shall so inform the Trustee and it shall become an account stated as between the Trustee and the Employer.

         (b) When an account becomes an account stated, it shall be considered to be finally settled, and the Trustee shall be completely discharged and released, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction in an action or proceeding in which the Trustee and the Employer were parties.

         (c) The Trustee, the Administrator or the Employer shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustee which has not become an account stated. It shall be necessary to join as parties only the Trustee, the Administrator and the Employer (although the Trustee may also join such other parties as it may deem appropriate). Any judgment or decree entered in such an action or proceeding shall be conclusive.

         (d) The Administrator may also render supplementary or separate accounts of its proceedings to the Employer. All provisions of this Section respecting settlement of the accounts of the Trustee shall prevail with respect to accounts of the Administrator with the same force and effect as if the Administrator were named wherever the Trustee is named in this Section.

SECTION 4.3. Determination of Interests under Plan or in Trust Fund--Enforcement
             ------------------------------------------------------------------
of Trust--Legal Proceedings.
---------------------------

         The Administrator shall have authority to determine the interests of all persons in the Trust Fund or under the Plan, and the Trustee shall have no duty to question any direction given by the Administrator to the Trustee. The Employer and the Administrator shall have authority, either jointly or severally, to enforce this Agreement on behalf of all persons claiming any interest in the Trust Fund or under the Plan.

                                   ARTICLE V
                                   ---------

                       RESIGNATION AND REMOVAL OF TRUSTEE

SECTION 5.1. Resignation of Trustee.
             ----------------------

         The Trustee may resign at any time by notifying the Employer in writing. The resignation shall take effect upon the earlier of the appointment of a successor under Section 5.3 or 60 days from the date the notice is given.

SECTION 5.2. Removal of Trustee.
             ------------------

         The Board of Directors of the Employer may remove the Trustee at any time by delivering to the Trustee a written notice of its removal and an appointment of a successor under Section 5.3. No removal shall take effect prior to 60 days after the delivery of the notice unless the Trustee agrees to an earlier effective date.

SECTION 5.3.  Appointment of Successor Trustee.
              --------------------------------

         The appointment of a successor to the Trustee shall take effect upon deliver to the Trustee of (a) an instrument in writing appointing the successor, executed by the Employer, and (b) an acceptance in writing, executed by such successor, both acknowledged in the same form as this Agreement. The Employer shall send notice of such appointment to the Administrator. If a successor is not appointed within 60 days after the Trustee gives notice of its resignation pursuant to Section 5.1, the Trustee or the Administrator may apply to any court of competent jurisdiction for appointment of a successor. All of the provisions set forth in this Agreement with respect to the Trustee shall relate to each successor with the same force and effect as if the successor had been originally named as Trustee.

SECTION 5.4. Transfer of Fund to Successor.
             -----------------------------

         Upon the resignation or removal of the Trustee and appointment of a successor, and after the final account of the Trustee has been settled as provided in Article IV, the Trustee shall transfer and deliver the Trust Fund to the successor.

                                   ARTICLE VI
                                   ----------

                  DURATION AND TERMINATION OF TRUST--AMENDMENT

SECTION 6.1. Duration and Termination.
             ------------------------

         This Trust shall continue for as long as may be necessary to accomplish the purpose for which it was created, but it may be terminated at any time by the Employer by action of its Board of Directors. Notice of the termination shall be given to the Trustee by an acknowledged instrument in writing executed by the Employer, together with a certified copy of the resolution of the Board of Directors of the Employer authorizing the termination.

SECTION 6.2.  Distribution upon Termination.
              -----------------------------

         If this Trust is terminated, the Trustee shall liquidate the Trust Fund to the extent required for distribution upon the written direction of the Administrator. After the Trustee's final account has been settled as provided in
Article IV, the Trustee shall distribute the net balance of the Trust Fund in accordance with the directions of the Administrator, or in the absence of the Administrator's direction, as may be directed by a judgment or decree of a court of competent jurisdiction. Upon making the distributions, the Trustee shall be relieved from all further liability. The powers of the Trustee under this Agreement shall continue so long as any assets of the Trust Fund remain in its hands.

SECTION 6.3. Amendment.
             ---------

         The Employer shall have the right at any time and from time to time to amend this Agreement in whole or in part by an acknowledged written instrument delivered to the Trustee executed in accordance with the order of the Employer's Board of Directors. No amendment shall affect the rights and responsibilities of the Trustee without its written consent. Further, no amendment to this Agreement shall divert any part of the Trust Fund to purposes other than the exclusive benefit of the employees of the Employer or their beneficiaries. Any amendment shall become effective upon (i) delivery to the Trustee of the written instrument of amendment, together with a certified copy of the resolution of the Board of Directors of the Employer authorizing the amendment, and (ii) endorsement of receipt by the Trustee on the instrument together with its consent, if that consent is required.


                                   ARTICLE VII
                                   -----------

                                  MISCELLANEOUS

SECTION 7.1. Governing Law.
             -------------

         This Agreement and the Trust hereby created shall be construed and regulated by the laws of the State of New York, except as those laws are superseded by ERISA or other Federal law.

SECTION 7.2. Reorganization of Trustee.
             -------------------------

         Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger, reorganization or consolidation to which the Trustee may be a party, or any corporation to which all or substantially all the pension trust business of the Trustee's Regional Banking line of business may be transferred, shall be the successor of the Trustee under this Agreement, without the execution of any instrument or the performance of any further act.

SECTION 7.3. Headings
             --------

         Section names and other headings are included only for purposes of easy reference and shall not affect the meaning of any provision of this Agreement.

SECTION 7.4. Counterparts
             ------------

         The parties may execute separate counterparts of this Agreement which, when taken together, shall constitute one Agreement.

         IN WITNESS WHEREOF, The Company and The Chase Manhattan Bank, N.A have caused this Agreement to be executed by their duly authorized officers on the dates set by their respective signatures.

         The Trustee                    The CHASE MANHATTAN BANK
                                        (NATIONAL ASSOCIATION)


                                        By: /s/ Kathleen Lewis
                                           --------------------------------
Attest: Peggy Nicols
        -------------------             Its: Associate Treasurer
                                            -------------------------------

                                        Dated:   8/18/94
                                              -----------------------------


         The Employer


                                        By: Robert J. McGuire
                                           ---------------------------------
Attest: Barbars A. Laccinti
        -------------------            Its: /s/ Robert J. McGuire, President
                                            --------------------------------

                                        Dated:      8/9/94
                                              ------------------------------